August 1, 2008

Dear Shareholder:

A joint annual meeting of the BlackRock closed-end funds listed in Appendix A to the enclosed proxy statement (each a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Friday, September 12, 2008, at 1:30 p.m. (Eastern time), to vote on the proposal discussed in the enclosed proxy statement.

The purpose of the meeting is to seek shareholder approval of nominees to the board of directors or trustees (each a “Board,” the members of which are referred to as “Board Members”) of each Fund. At a meeting of the Boards held on May 29-30, 2008, each Board approved the proposed nominees on behalf of its Fund, subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and backgrounds of the nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers and that their election is in your best interests.

The Board Members responsible for your Fund recommend that you vote “FOR” the nominees for your Fund. However, before you vote, please read the full text of the proxy statement for an explanation of the proposal.

Your vote is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

You have received this proxy statement because you were a shareholder of record on July 14, 2008 of at least one of the Funds listed in Appendix A. Certain other BlackRock closed-end funds not listed in Appendix A will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on July 14, 2008 of at least one of those other funds, you will receive a separate proxy statement relating to those funds. If you have any questions about the proposal to be voted on, please call The Altman Group, Inc. at 1-800-820-2412.

Sincerely,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

     While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q.	Why am I receiving the proxy statement?

A.	Each Fund is required to hold an annual meeting of shareholders for the election of Board Members. This proxy statement describes the nominees to the Board of the Fund(s) in which you own shares and provides you with other information relating to the meeting. The enclosed proxy card(s) indicate the Fund(s) in which you own shares. The table beginning on page 3 of the proxy statement identifies the nominees for each Fund.

Q.	How do the Boards of the Funds recommend that I vote?

A.	The Boards have reviewed the qualifications and backgrounds of the nominees and believe that they are experienced in overseeing investment companies and are familiar with the Funds and their investment advisers. The Boards have approved the nominees named in the proxy statement, believe their election is in your best interests and recommend that you vote “FOR” each nominee.

Q.	Will my vote make a difference?

A.	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. Your vote can help ensure that the nominees recommended by the Boards will be elected. We encourage all shareholders to participate in the governance of their Funds.

Q.	Are the Funds paying for the cost of the proxy statement?

A.	The costs associated with the proxy statement, including the mailing and the proxy solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Funds.

The Funds and BlackRock, Inc. have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 405, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $35,001 and $552,210, respectively, for such services (including reimbursements of out-of-pocket expenses).

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call Altman, the Funds’ proxy solicitor, at 1-800-820-2412.

Q.	How do I vote my shares?

A.	You can provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or by computer by going to the Internet address provided on the Notice of Internet Availability of Proxy Materials or proxy card(s) and following the instructions. Alternatively, if you received your proxy card(s) by mail, you can vote your shares by signing and dating the proxy card(s) and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the proxy card(s), and if received by mail, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

(This page intentionally left blank)

August 1, 2008

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 12, 2008

Annual meetings of the shareholders of the funds identified below (each a “Fund”) will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055, on Friday, September 12, 2008, at 1:30 p.m. (Eastern time), to consider and vote on the proposal, as more fully described in the accompanying joint proxy statement:

PROPOSAL 1.	To elect nominees to the Board of your Fund(s).

PROPOSAL 2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Your Board recommends that you vote “FOR” the nominees upon which you are being asked to vote.

Shareholders of record as of the close of business on July 14, 2008 are entitled to vote at the meeting and at any adjournments or postponements thereof.

If you own shares in more than one Fund as of July 14, 2008, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

BlackRock Closed-End Funds
Holding Annual Meetings of Shareholders on September 12, 2008

Name of Fund	Ticker
BlackRock Senior High Income Fund, Inc.	ARK
BlackRock Enhanced Capital and Income Fund, Inc.	CII
BlackRock Corporate High Yield Fund, Inc.	COY
BlackRock Corporate High Yield Fund III, Inc.	CYE
BlackRock Debt Strategies Fund, Inc.	DSU
BlackRock Diversified Income Strategies Fund, Inc.	DVF
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	ECV
BlackRock Enhanced Equity Yield Fund, Inc.	EEF
BlackRock Enhanced Government Fund, Inc.	EGF
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB
BlackRock Corporate High Yield Fund VI, Inc.	HYT
BlackRock Corporate High Yield Fund V, Inc.	HYV
BlackRock MuniYield California Insured Fund, Inc.	MCA
BlackRock MuniEnhanced Fund, Inc.	MEN
BlackRock MuniHoldings Florida Insured Fund	MFL
BlackRock MuniYield Florida Insured Fund	MFT
BlackRock MuniHoldings Fund, Inc.	MHD
The Massachusetts Health & Education Tax-Exempt Trust	MHE
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE
BlackRock MuniYield Pennsylvania Insured Fund	MPA
BlackRock MuniYield Quality Fund II, Inc.	MQT
BlackRock MuniYield Quality Fund, Inc.	MQY
BlackRock MuniHoldings California Insured Fund, Inc.	MUC
BlackRock MuniHoldings Insured Fund II, Inc.	MUE
BlackRock MuniHoldings Fund II, Inc.	MUH
BlackRock Muni Intermediate Duration Fund, Inc.	MUI
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ
BlackRock MuniHoldings Insured Fund, Inc.	MUS
BlackRock MuniVest Fund, Inc.	MVF
BlackRock MuniVest Fund II, Inc.	MVT
BlackRock MuniYield California Fund, Inc.	MYC
BlackRock MuniYield Fund, Inc.	MYD
BlackRock MuniYield Florida Fund	MYF
BlackRock MuniYield Insured Fund, Inc.	MYI
BlackRock MuniYield New Jersey Fund, Inc.	MYJ
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM
BlackRock MuniYield New York Insured Fund, Inc.	MYN
BlackRock MuniYield Arizona Fund, Inc.	MZA
BlackRock Preferred and Corporate Income Strategies Fund, Inc.	PSW
BlackRock Preferred Income Strategies Fund, Inc.	PSY

(This page intentionally left blank)

ANNUAL MEETING OF SHAREHOLDERS

SEPTEMBER 12, 2008

JOINT PROXY STATEMENT

     This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors or trustees (each a “Board,” the members of which are referred to as “Board Members”) of each BlackRock closed-end fund listed on page 3 of this Proxy Statement (each a “Fund”). The proxies will be voted at the joint annual meeting of shareholders of the Funds and at any and all adjournments or postponements thereof. The meeting will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055 on Friday, September 12, 2008, at 1:30 p.m. (Eastern time). The meeting will be held for the purposes set forth in the accompanying notice.

     The Boards of the Funds have determined that the use of this Proxy Statement for the meeting is in the best interests of the Funds and their shareholders in light of the similar matters being considered and voted on by the shareholders of each Fund. This Proxy Statement and the accompanying materials, or a Notice of Internet Availability of Proxy Materials, are being mailed to shareholders on or about August 1, 2008.

     Each Fund listed in Appendix A to this Proxy Statement is organized as a Massachusetts business trust (each, a “Massachusetts Trust”) or a Maryland corporation (each, a “Maryland Corporation”). The Massachusetts Trusts and Maryland Corporations are closed-end investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). A list of each Massachusetts Trust and Maryland Corporation is set forth in Appendix A.

     Shareholders of record of a Fund as of the close of business on July 14, 2008 (the “Record Date”) are entitled to attend and to vote at that Fund’s meeting. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the auction market preferred stock, auction market preferred shares or auction preferred shares (collectively, “AMPS”) of each of the Funds identified in Appendix A (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock or common shares of beneficial interest (collectively, “common shares”) of the AMPS Funds and, except as otherwise noted in the Proxy Statement, will vote together with the holders of common shares as a single class on each nominee to the Board of the AMPS Fund in which they own AMPS, except that they are entitled to vote separately as a class to elect two Board Members for each AMPS Fund in which they own AMPS. The quorum and voting requirements for each Fund are described in the section below entitled “Vote Required and Manner of Voting Proxies.”

     The number of shares outstanding of each Fund as of the close of business on the Record Date and the net assets of each Fund on the Record Date are shown in Appendix A. Except as set forth in Appendix I, to the knowledge of each Fund, as of May 31, 2008, no person was the beneficial owner of five percent or more of a class of a Fund’s outstanding shares.

     The Fund in which you owned shares on the Record Date is named on the proxy card or Notice of Internet Availability of Proxy Materials. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the meeting, please sign, date and return EACH proxy card you receive or if you provide voting instructions by telephone or over the Internet, please vote on the proposal affecting EACH Fund you own. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s) or Notice of Internet Availability of Proxy Materials, as applicable. This code is designed to confirm your identity, provide access into the voting site and confirm that your instructions are properly recorded.

     All properly executed proxies received prior to the meeting will be voted at the meeting. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to the proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to the proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

     Certain other BlackRock closed-end funds not listed on page 3 will also hold their annual meeting at the place and date stated above. If you were also a shareholder of record on the Record Date of at least one of those other funds, you will receive a separate proxy statement relating to those funds.

     Photographic identification will be required for admission to the meeting.

     Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 40 East 52nd Street, New York, New York 10022-5911, or by calling toll free at 1-800-441-7762. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

     Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "FOR" the proposal.

BlackRock Closed-End Funds
100 Bellevue Parkway Wilmington, DE 19809 (800) 441-7762

SUMMARY OF PROPOSAL AND FUNDS VOTING

The following table shows the Funds for which the nominees are standing for election.

Fund Name	Ticker	Nominees Standing for Election(1)	AMPS Nominees Standing for Election(2)
BlackRock Senior High Income Fund, Inc.	ARK	X
BlackRock Enhanced Capital and Income Fund, Inc.	CII	X
BlackRock Corporate High Yield Fund, Inc.	COY	X
BlackRock Corporate High Yield Fund III, Inc.	CYE	X
BlackRock Debt Strategies Fund, Inc.	DSU	X
BlackRock Diversified Income Strategies Fund, Inc.	DVF	X
BlackRock Enhanced Equity Yield & Premium Fund, Inc.	ECV	X
BlackRock Enhanced Equity Yield Fund, Inc.	EEF	X
BlackRock Enhanced Government Fund, Inc.	EGF	X
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	X
BlackRock Floating Rate Income Strategies Fund II, Inc.	FRB	X
BlackRock Corporate High Yield Fund VI, Inc.	HYT	X
BlackRock Corporate High Yield Fund V, Inc.	HYV	X
BlackRock MuniYield California Insured Fund, Inc.	MCA	X	X
BlackRock MuniEnhanced Fund, Inc.	MEN	X	X
BlackRock MuniHoldings Florida Insured Fund	MFL	X	X
BlackRock MuniYield Florida Insured Fund	MFT	X	X
BlackRock MuniHoldings Fund, Inc.	MHD	X	X
The Massachusetts Health & Education Tax-Exempt Trust	MHE	X	X
BlackRock MuniHoldings New York Insured Fund, Inc.	MHN	X	X
BlackRock MuniYield Michigan Insured Fund, Inc.	MIY	X	X
BlackRock MuniYield New Jersey Insured Fund, Inc.	MJI	X	X
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	X	X
BlackRock MuniYield Pennsylvania Insured Fund	MPA	X	X
BlackRock MuniYield Quality Fund II, Inc.	MQT	X	X
BlackRock MuniYield Quality Fund, Inc.	MQY	X	X
BlackRock MuniHoldings California Insured Fund, Inc.	MUC	X	X
BlackRock MuniHoldings Insured Fund II, Inc.	MUE	X	X
BlackRock MuniHoldings Fund II, Inc.	MUH	X	X
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	X	X
BlackRock MuniHoldings New Jersey Insured Fund, Inc.	MUJ	X	X
BlackRock MuniHoldings Insured Fund, Inc.	MUS	X	X
BlackRock MuniVest Fund, Inc.	MVF	X	X
BlackRock MuniVest Fund II, Inc.	MVT	X	X
BlackRock MuniYield California Fund, Inc.	MYC	X	X
BlackRock MuniYield Fund, Inc.	MYD	X	X
BlackRock MuniYield Florida Fund	MYF	X	X
BlackRock MuniYield Insured Fund, Inc.	MYI	X	X
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	X	X
BlackRock MuniYield Michigan Insured Fund II, Inc.	MYM	X	X
BlackRock MuniYield New York Insured Fund, Inc.	MYN	X	X
BlackRock MuniYield Arizona Fund, Inc.	MZA	X	X
BlackRock Preferred and Corporate Income
Strategies Fund, Inc.	PSW	X	X
BlackRock Preferred Income Strategies Fund, Inc.	PSY	X	X

(1)	The 13 Board Member nominees are: G. Nicholas Beckwith, III, Kent Dixon, R. Glenn Hubbard, W. Carl Kester, Robert S. Salomon, Jr., Richard S. Davis, Frank J. Fabozzi, James T. Flynn, Karen P. Robards, Richard E. Cavanagh, Kathleen F. Feldstein, Henry Gabbay and Jerrold B. Harris.

(2)	The AMPS Nominees are Frank J. Fabozzi and W. Carl Kester.

PROPOSAL 1: TO ELECT BOARD MEMBER NOMINEES

     The purpose of Proposal 1 is to elect Board Member nominees for each Fund.

     Nominees for each Fund. The Board of each Fund currently has 13 Board Members. Shareholders of each Fund will consider electing all 13 Board Member nominees at the meeting. Each Board Member elected at the meeting will serve until the later of 2009 or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

     With respect to AMPS Funds, the owners of AMPS are entitled to vote as a separate class to elect two of the Board Members (the “AMPS Nominees”) for the AMPS Fund in which they own AMPS. This means that owners of common shares are not entitled to vote in connection with the election of the AMPS Nominees. However, except as described below for MVF, the owners of common shares and the owners of AMPS, voting together as a single class, are entitled to elect the remainder of the Board Member nominees. For MVF, the remainder of the Board Member nominees are elected exclusively by the common shareholders, voting as a separate class. Frank J. Fabozzi and W. Carl Kester are standing for election this year as the AMPS Nominees.

     Please refer to the table below which identifies the nominees, including any AMPS Nominees, for election to the Board of each Fund.

     Biographical Information. The table below sets forth certain biographical information about the nominees for all of the Funds in a single location. Unless otherwise indicated, the address of each Board Member is 40 East 52nd Street, New York, New York 10022. Each Board Member was nominated by the Governance and Nominating Committee of the Board of each respective Fund. Richard E. Cavanagh was selected to serve as the Chair and Karen P. Robards was selected to serve as the Vice Chair of each Board.

     Richard S. Davis and Henry Gabbay are “interested persons” (as defined in the 1940 Act) of the Funds by virtue of their current or former positions with BlackRock Advisors, LLC, BlackRock Capital Management, Inc. or BlackRock Financial Management, Inc. (collectively, “BlackRock Advisors”), each a wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). All of the closed-end registered investment companies advised by BlackRock Advisors, including the Funds, are referred to collectively as the “Fund Complex.”

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors
Richard E. Cavanagh	Director/	2007 to	Trustee, Aircraft Finance Trust since	113 Funds	Arch Chemical
40 East 52nd Street	Trustee	present	1999; Director, The Guardian Life	110 Portfolios	(chemical
New York, NY	and		Insurance Company of America since		and allied
10022	Chairman of		1998; Chairman and Trustee,		products)
	the Boards		Educational Testing Service since
1946			1997; Director, The Fremont Group
since 1996; Formerly President and
Chief Executive Officer of The
Conference Board, Inc. (global
business research organization) from
1995 to 2007.

Karen P. Robards	Director/	2007 to	Partner of Robards & Company, LLC	112 Funds	AtriCure, Inc.
40 East 52nd Street	Trustee and	present	(financial advisory firm) since 1987;	109 Portfolios	(medical
New York, NY	Vice Chair of		Co-founder and Director of the Cooke		devices); Care
10022	the Boards		Center for Learning and Development		Investment
	and		(a not-for-profit organization) since		Trust, Inc.
1950	Chairperson		1987; Formerly Director of Enable		(health care
	of the Audit		Medical Corp. from 1996 to 2005;		REIT)
	Committee		Formerly an investment banker at
Morgan Stanley from 1976 to 1987.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

G. Nicholas	Director/	2007 to	Chairman and Chief Executive Officer,	112 Funds	None
Beckwith, III	Trustee	present	Arch Street Management, LLC	109
40 East 52nd Street			(Beckwith Family Foundation) and	Portfolios
New York, NY			various Beckwith property companies
10022			since 2005; Chairman of the Board of
Directors, University of Pittsburgh
1945			Medical Center since 2002; Board of
Directors, Shady Side Hospital
Foundation since 1977; Board of
Directors, Beckwith Institute for
Innovation In Patient Care since
1991; Member, Advisory Council on
Biology and Medicine, Brown
University since 2002; Trustee,
Claude Worthington Benedum
Foundation (charitable foundation)
since 1989; Board of Trustees,
Chatham College since 1981;
Board of Trustees, University of
Pittsburgh since 2002; Emeritus
Trustee, Shady Side Academy since
1977; Formerly Chairman and
Manager, Penn West Industrial
Trucks LLC (sales, rental and
servicing of material handling
equipment) from 2005 to 2007;
Formerly Chairman, President and
Chief Executive Officer, Beckwith
Machinery Company (sales, rental
and servicing of construction and
equipment) from 1985 to 2005;
Formerly Board of Directors,
National Retail Properties (REIT)
from 2006 to 2007.

Kent Dixon	Director/	2007 to	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd	Trustee	present		110
Street	and Member			Portfolios
New York, NY	of the Audit
10022	Committee

1937

Frank J. Fabozzi (1)	Director/	2007 to	Consultant/Editor of The Journal of	113 Funds	None
40 East 52nd	Trustee	present	Portfolio Management since 2006;	110
Street	and Member		Professor in the Practice of Finance	Portfolios
New York, NY	of the Audit		and Becton Fellow, Yale University,
10022	Committee		School of Management, since
2006; Formerly Adjunct Professor
1948			of Finance and Becton Fellow, Yale
University from 1994 to 2006.

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Kathleen F.	Director/	2007 to	President of Economics Studies,	113 Funds	The
Feldstein	Trustee	present	Inc. (private economic consulting	110	McClatchy
40 East 52nd			firm) since 1987; Chair, Board of	Portfolios	Company
Street			Trustees, McLean Hospital since		(publishing)
New York, NY			2000; Member of the Corporation
10022			of Partners Community Healthcare,
Inc. since 2005; Member of the
1941			Corporation of Partners HealthCare
since 1995; Member of the
Corporation of Sherrill House
(health care) since 1990; Trustee,
Museum of Fine Arts, Boston since
1992; Member of the Visiting
Committee to the Harvard
University Art Museum since 2003;
Trustee, The Committee for
Economic Development (research
organization) since 1990; Member
of the Advisory Board to the
International School of Business,
Brandeis University since 2002;
Formerly Director of Bell South
(communications) from 1998 to
2006; Formerly Director of Ionics
(water purification) from 1992 to
2005; Formerly Director of John
Hancock Financial Services from
1994 to 2003; Formerly Director of
Knight Ridder (media) from 1998 to
2006.

James T. Flynn	Director/	2007 to	Formerly Chief Financial Officer of	112 Funds	None
40 East 52nd	Trustee	present	JP Morgan & Co., Inc. from 1990 to	109
Street	and Member		1995.	Portfolios
New York, NY	of the Audit
10022	Committee

1939

Jerrold B. Harris	Director/	2007 to	Trustee, Ursinus College since	112 Funds	BlackRock-
40 East 52nd	Trustee	present	2000; Director, Troemner LLC	109	Kelso Capital
Street			(scientific equipment) since 2000.	Portfolios	Corp.
New York, NY
10022

1942

R. Glenn Hubbard	Director/	2007 to	Dean of Columbia Business School	113 Funds	ADP (data
40 East 52nd	Trustee	present	since 2004; Columbia faculty	110	and
Street			member since 1988; Formerly Co-	Portfolios	information
New York, NY			Director of Columbia Business		services),
10022			School’s Entrepreneurship Program		KKR Financial
			from 1997 to 2004; Visiting		Corporation
1958			Professor at the John F. Kennedy		(finance),
			School of Government at Harvard		Duke Realty
			University and the Harvard		(real estate),
			Business School since 1985 and		Metropolitan
			at the University of Chicago since		Life Insurance
			1994; Formerly Chairman of the		Company
			U.S. Council of Economic Advisers		(insurance),
			under the President of the United		Information
			States from 2001 to 2003.		Services
Group
(media/
technology)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

W. Carl Kester (1)	Director/	2007 to	Mizuho Financial Group Professor	112 Funds	None
40 East 52nd	Trustee and	present	of Finance, Harvard Business	109
Street	Member of		School; Deputy Dean for Academic	Portfolios
New York, NY	the Audit		Affairs since 2006; Unit Head,
10022	Committee		Finance, Harvard Business School
from 2005 to 2006; Senior
1951			Associate Dean and Chairman of
the MBA Program of Harvard
Business School from 1999 to
2005; Member of the faculty of
Harvard Business School since
1981; Independent Consultant
since 1978.

Robert S.	Director/	2007 to	Formerly Principal of STI	112 Funds	None
Salomon, Jr.	Trustee and	present	Management LLC (investment	109
40 East 52nd	Member of		adviser) from 1994 to 2005.	Portfolios
Street	the Audit
New York, NY	Committee
10022

1936

Interested Directors†
Richard S. Davis	Director/	2007 to	Managing Director, BlackRock, Inc.	185 Funds	None
40 East 52nd	Trustee	present	since 2005; Formerly Chief	295
Street			Executive Officer, State Street	Portfolios
New York, NY			Research & Management Company
10022			from 2000 to 2005; Formerly
Chairman of the Board of Trustees,
1945			State Street Research Mutual
Funds from 2000 to 2005;
Formerly Chairman, SSR Realty
from 2000 to 2004.

Henry Gabbay	Director/	2007 to	Consultant, BlackRock, Inc. since	184 Funds	None
40 East 52nd	Trustee	present	2007; Formerly Managing Director,	294
Street			BlackRock, Inc. from 1989 to	Portfolios
New York, NY			2007; Formerly Chief Administrative
10022			Officer, BlackRock Advisors, LLC
from 1998 to 2007; Formerly
1947			President of BlackRock Funds and
BlackRock Bond Allocation Target
Shares from 2005 to 2007;
Formerly Treasurer of certain
closed-end funds in the BlackRock
fund complex from 1989 to 2006.

*	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Board Members as joining the Boards in 2007, each Board Member first became a member of the board of directors/trustees of other legacy MLIM or legacy BlackRock funds as follows: G. Nicholas Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998 and Robert S. Salomon, Jr. since 1996. Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

†	Messrs. Davis and Gabbay are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates.

(1)	AMPS Nominee.

    Compensation. Information relating to compensation paid to Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) for each Fund’s most recent fiscal year is set forth in Appendix B.

     Equity Securities Owned by the Board Members. Information relating to the amount of equity securities owned by the Board Members in the Funds that they are nominated to oversee, as well as certain other funds in the Fund Complex, as of May 31, 2008 is set forth in Appendix C.

     Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of all the Funds to encourage Board Members to attend the annual shareholders’ meeting. All of the Board Members of each Fund attended last year’s annual shareholder’s meeting.

     Board Meetings. Information relating to the number of times that the Boards met during each Fund’s most recent fiscal year is set forth in Appendix D.

     Standing Committees of the Boards. Information relating to the various standing committees of the Boards is set forth in Appendix E.

     In addition to the standing committees identified in Appendix E, the Boards of the AMPS Funds established an Ad Hoc Committee on AMPS (the “AMPS Committee”) in March 2008. The current members of the AMPS Committee are: Richard E. Cavanagh, Frank J. Fabozzi, Henry Gabbay, W. Carl Kester and Karen P. Robards. Since February 2008, most auction rate preferred shares, including the AMPS, have been unable to hold successful auctions and AMPS holders have suffered reduced liquidity. The AMPS Committee was formed for the purpose of monitoring issues arising from this recent market turmoil and overseeing efforts to provide liquidity to the AMPS holders. The AMPS Committee has met eight times since its formation. To date, the BlackRock closed-end funds, including the AMPS Funds, that have issued auction market preferred shares have redeemed more than $2.4 billion of these shares, which represents approximately 25% of all auction market preferred shares outstanding for the BlackRock closed-end funds. In addition to these redemptions, the AMPS Funds are currently exploring alternative forms of leverage in order to provide liquidity to holders of AMPS, including the development of a put feature for the AMPS or issuing a new form of preferred stock that includes a put feature, which would make each eligible for purchase by money market funds.

    Compliance with Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”). Section 16(a) of the Exchange Act requires the Funds’ directors/trustees, executive officers, persons who own more than ten percent of a registered class of a Fund’s equity securities, BlackRock Advisors and certain officers of BlackRock Advisors, to file reports on holdings of, and transactions in, Fund shares with the Securities and Exchange Commission (“SEC”) and to furnish the Funds with copies of all such reports. Based solely on a review of copies of such reports furnished to the relevant Fund and representations from these reporting persons, each Fund believes that its directors/trustees, executive officers, ten percent holders, BlackRock Advisors and certain officers of BlackRock Advisors met all applicable SEC filing requirements except for late Forms 3 and 4 relating to the Fund’s most recently concluded fiscal year, as listed in Appendix J for Funds with a fiscal year end of June 30 or earlier, or relating to the period between the close of the Fund’s most recently concluded fiscal year and the date of this Proxy Statement, as listed in Appendix K for Funds with a fiscal year end after June 30.

     Additionally, based on a review of copies of such reports furnished to the relevant Fund and representations from these reporting persons, each municipal fixed income Fund believes that Peter Hayes, an officer of BlackRock Advisors required to file reports under Section 16(a), met all applicable SEC filing requirements except for the late Forms 3 relating to the Fund’s most recently concluded fiscal year, or relating to the period between the close of the Fund’s most recently concluded fiscal year and the date of this Proxy Statement, as applicable.

     These late filings were primarily due to an administrative oversight following BlackRock’s acquisition of Merrill Lynch Investment Managers, L.P. and the subsequent integration of back-office systems.

     Officers of the Funds. Information about the officers of each Fund, including their year of birth and their principal occupations during the past five years, is set forth in Appendix G.

     Indemnification of Board Members and Officers. The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members did not have reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

     The funds in the Fund Complex have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a fund’s governing documents to Board Members who leave that fund’s Board and serve on an advisory board of a different fund in the Fund Complex; (ii) sets in place the terms of the indemnification provisions of a fund’s governing documents once a Board Member retires from a Board and (iii) in the case of Board Members who left the Board of a fund in connection with or prior to the Board consolidation that occurred last year as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that that fund continues to indemnify the Board Member for claims arising out of his or her past service to that fund.

     Your Board recommends that you vote “FOR” the election of each nominee to the Board of your Fund(s).

VOTE REQUIRED AND MANNER OF VOTING PROXIES

     A quorum of shareholders is required to take action at each meeting. For CII, CYE, DSU, DVF, ECV, EEF, EGF, FRA, FRB, HYT, HYV, MHD, MHN, MNE, MUC, MUE, MUH, MUI, MUJ, MUS, PSW and PSY, the holders of 1/3 of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. For the remainder of the Funds, the holders of a majority of the shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter. Except for the Funds listed in the next sentence, the affirmative vote of a plurality of the shares present for each Fund at the meeting at which a quorum is present and entitled to vote on a nominee is necessary to approve the respective nominee under Proposal 1 for each respective Fund. For MFL, MFT, MHE, MPA and MYF, the affirmative vote of a majority of shares present for such Funds at the meeting at which a quorum is present and entitled to vote on a nominee is necessary to approve the respective nominee under Proposal 1 for each respective Fund.

     Votes cast by proxy or in person at each meeting will be tabulated by the inspectors of election appointed for that meeting. The inspectors of election, who may be employees of a Fund, will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. Broker non-votes occur when shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter. Shares of AMPS of any Fund held in “street name” may be counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable meeting or, if adjourned, one business day before the day to which the meeting is adjourned.

     If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Member nominees in Proposal 1.

     Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the meetings. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Member nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal. Beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

     If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

     If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

     Approval of Proposal 1 by shareholders of a Fund will occur only if a sufficient number of votes are cast “FOR” the proposal at the Fund’s meeting. Abstentions and broker non-votes will not be counted as votes cast. For the Funds that require a plurality of votes to pass Proposal 1, abstentions and broker non-votes will not have an effect on the vote for Proposal 1. For the five Funds that require a majority of votes to pass Proposal 1, abstentions and broker non-votes will not be counted as votes cast and will have the same effect as a vote against Proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board Members, including a majority of the Independent Board Members, of each Fund have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Funds. D&T, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund.

     No representatives of D&T will be present at the meeting.

     Each Audit Committee has discussed with D&T its independence with respect to the Fund and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion of the Fund’s independent registered public accounting firm, each Audit Committee recommended to its respective Board that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix H) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

     Appendix H sets forth for each Fund the fees billed by that Fund’s independent registered public accounting firm for the two most recent fiscal years for all audit and non-audit services provided directly to the Fund. The fee information in Appendix H is presented under the following captions:

     (a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

     (b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

     (c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.

     (d) All Other Fees—fees for products and services provided to the Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     Each Audit Committee is required to approve all audit engagement fees and terms for the Fund. Each Audit Committee also is required to consider and act upon (i) the provision by any independent accountant of any non-audit services for any Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. The Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. See Appendix H to this Proxy Statement for information about the fees paid by the Funds, their investment advisers, and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

     The Audit Committee of each Fund complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

     For each Fund’s two most recent fiscal years, there were no services rendered by D&T to the Funds for which the pre-approval requirement was waived.

     Each Audit Committee has considered whether the provision of non-audit services that were rendered by D&T to BlackRock Advisors and Affiliated Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining such auditor’s independence. All services provided by D&T to each Fund, BlackRock Advisors or Affiliated Service Providers that required pre-approval were pre-approved as required.

     The Audit Committee of each Fund consists of the following Board Members: Karen P. Robards (Chair), Kent Dixon, Frank J. Fabozzi, James T. Flynn, W. Carl Kester and Robert S. Salomon, Jr.

ADDITIONAL INFORMATION

5% Share Ownership

     As of May 31, 2008, to the best of the Funds’ knowledge, the persons listed in Appendix I owned beneficially or of record the amounts of the Funds indicated.

Submission of Shareholder Proposals

     A shareholder proposal intended to be presented at a future meeting of shareholders of a Fund must be received at the offices of the Fund, 40 East 52nd Street, New York, New York 10022-5911, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

     The Funds anticipate holding their next annual meeting of shareholders in August 2009. If a shareholder intends to present a proposal at the 2009 annual meeting of shareholders of these Funds and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the appropriate Fund by April 3, 2009.

     Shareholders who do not wish to submit a proposal for inclusion in the Fund’s proxy statement and form of proxy for the 2009 annual meeting in accordance with Rule 14a-8 may submit a proposal for consideration at the 2009 annual meeting in accordance with the By-laws of the Funds. The By-laws for all of the Funds generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an annual meeting of shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between Friday, May 15, 2009 and Saturday, June 14, 2009.

     For all Funds, written proposals and notices should be sent to the Secretary of the Fund, 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

     Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of the Secretary, 40 East 52nd Street, New York, New York 10022-5911. Shareholders may communicate with the Boards electronically by sending an email to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

     Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer (“CCO”), 40 East 52nd Street, New York, New York 10022-5911. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

     Solicitation may be made by letter or telephone by officers or employees of BlackRock Advisors, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and BlackRock will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and BlackRock have retained The Altman Group, Inc. (“Altman”), 60 East 42nd Street, Suite 405, New York, New York 10165, a proxy solicitation firm, to assist in the printing and distribution of proxy materials and the solicitation and tabulation of proxies. In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), 51 Mercedes Way, Edgewood, New York 11717, will assist the Funds in the distribution of proxy materials. It is anticipated that Altman and Broadridge will be paid approximately $35,001 and $552,210, respectively, for such services (including reimbursements of out-of-pocket expenses). Altman may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Fiscal Year

     The fiscal year end of certain Funds was amended at a meeting of the Boards in May 2008. However, all information in this Proxy Statement, unless otherwise noted, relates to the pre-amended fiscal year end. The pre-amended and post-amended fiscal year end of each Fund is as set forth in Appendix H.

Privacy Principles of the Funds

     BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

     If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

     BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our web sites.

     BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory inquiries or service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

     We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General

     Management does not intend to present and does not have reason to believe that any other items of business will be presented at the meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

     A list of shareholders entitled to be present and to vote at the meeting will be available at the offices of the Funds, 40 East 52nd Street, New York, New York 10022-5911, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the meeting.

     Failure of a quorum to be present at any meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of any meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation are reasonable and in the best interests of shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the meeting to be adjourned. Any adjourned meeting or meetings may be held without the necessity of another notice. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the meeting.

     Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Boards,

Howard B. Surloff
Secretary of the Funds

August 1, 2008

Appendix A

Fund Information

     The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on July 14, 2008, the record date for voting at the meeting. All Funds have a policy to encourage Board Members to attend the annual meeting.

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Outstanding	Net Assets ($)*

ARK	BlackRock Senior High Income Fund, Inc.	Maryland Corporation	56,447,675	N/A	279,610,975
CII	BlackRock Enhanced Capital
	and Income Fund, Inc.	Maryland Corporation	12,188,736	N/A	219,708,040
COY	BlackRock Corporate High Yield Fund, Inc.	Maryland Corporation	34,580,960	N/A	253,889,504
CYE	BlackRock Corporate High Yield Fund III, Inc.	Maryland Corporation	37,316,497	N/A	269,557,366
DSU	BlackRock Debt Strategies Fund, Inc.	Maryland Corporation	106,878,613	N/A	576,691,929
DVF	BlackRock Diversified Income
	Strategies Fund, Inc.	Maryland Corporation	12,176,877	N/A	174,701,860
ECV	BlackRock Enhanced Equity
	Yield & Premium Fund, Inc.	Maryland Corporation	17,697,047	N/A	251,494,316
EEF	BlackRock Enhanced Equity Yield Fund, Inc.	Maryland Corporation	20,954,427	N/A	301,952,594
EGF	BlackRock Enhanced Government Fund, Inc.	Maryland Corporation	12,256,377	N/A	214,321,004
FRA	BlackRock Floating Rate Income
	Strategies Fund, Inc.	Maryland Corporation	18,305,029	N/A	299,022,097
FRB	BlackRock Floating Rate Income
	Strategies Fund II, Inc.	Maryland Corporation	10,496,930	N/A	170,462,932
HYT	BlackRock Corporate High Yield
	Fund VI, Inc.	Maryland Corporation	35,286,436	N/A	426,981,693
HYV	BlackRock Corporate High Yield
	Fund V, Inc.	Maryland Corporation	32,944,087	N/A	400,384,087
MCA	BlackRock MuniYield California
	Insured Fund, Inc.†	Maryland Corporation	34,361,200	7,692	679,998,803
MEN	BlackRock MuniEnhanced Fund, Inc.†	Maryland Corporation	29,369,874	6,354	470,549,231
MFL	BlackRock MuniHoldings Florida Insured Fund†	Massachusetts	37,667,658	11,845	812,306,209
		Business Trust
MFT	BlackRock MuniYield Florida Insured Fund†	Massachusetts	8,451,814	2,490	178,504,252
		Business Trust
MHD	BlackRock MuniHoldings Fund, Inc.†	Maryland Corporation	13,913,010	3,677	300,741,382
MHE	The Massachusetts Health & Education
	Tax-Exempt Trust†	Massachusetts	2,344,067	370	48,458,028
		Business Trust
MHN	BlackRock MuniHoldings New York
	Insured Fund, Inc.†	Maryland Corporation	30,795,138	10,115	686,612,373
MIY	BlackRock MuniYield Michigan
	Insured Fund, Inc.†	Maryland Corporation	18,206,301	5,786	408,652,590
MJI	BlackRock MuniYield New Jersey
	Insured Fund, Inc.†	Maryland Corporation	8,802,099	2,628	194,034,474
MNE	BlackRock Muni New York Intermediate
	Duration Fund, Inc.†	Maryland Corporation	4,206,439	1,185	87,816,340
MPA	BlackRock MuniYield Pennsylvania
	Insured Fund†	Massachusetts	11,480,567	3,096	246,663,612
		Business Trust
MQT	BlackRock MuniYield Quality Fund II, Inc.†	Maryland Corporation	22,366,930	5,130	406,228,558
MQY	BlackRock MuniYield Quality Fund, Inc.†	Maryland Corporation	30,425,258	8,144	631,512,814
MUC	BlackRock MuniHoldings California
	Insured Fund, Inc.†	Maryland Corporation	40,874,458	11,495	862,692,386
MUE	BlackRock MuniHoldings Insured Fund II, Inc.†	Maryland Corporation	22,352,426	5,812	440,285,638
MUH	BlackRock MuniHoldings Fund II, Inc.†	Maryland Corporation	11,173,277	2,440	216,840,635
MUI	BlackRock Muni Intermediate
	Duration Fund, Inc.†	Maryland Corporation	38,034,934	11,487	828,283,666

A-1

Ticker	Fund	Form of Organization	Total Common Shares Outstanding	Total AMPS Outstanding	Net Assets ($)*

MUJ	BlackRock MuniHoldings New Jersey
	Insured Fund, Inc.†	Maryland Corporation	21,245,413	7,068	487,333,090
MUS	BlackRock MuniHoldings Insured Fund, Inc.†	Maryland Corporation	12,886,200	3,768	264,721,839
MVF	BlackRock MuniVest Fund, Inc.†	Maryland Corporation	61,875,156	11,028	831,685,479
MVT	BlackRock MuniVest Fund II, Inc.†	Maryland Corporation	20,358,182	6,032	427,163,881
MYC	BlackRock MuniYield California Fund, Inc.†	Maryland Corporation	21,295,255	5,060	426,455,242
MYD	BlackRock MuniYield Fund, Inc.†	Maryland Corporation	45,318,214	10,860	870,344,863
MYF	BlackRock MuniYield Florida Fund†	Massachusetts	13,558,024	3,633	279,268,495
		Business Trust
MYI	BlackRock MuniYield Insured Fund, Inc.†	Maryland Corporation	67,303,125	15,831	1,297,262,296
MYJ	BlackRock MuniYield New Jersey Fund, Inc.†	Maryland Corporation	14,203,242	4,189	313,553,065
MYM	BlackRock MuniYield Michigan
	Insured Fund II, Inc.†	Maryland Corporation	12,069,721	3,494	251,185,581
MYN	BlackRock MuniYield New York
	Insured Fund, Inc.†	Maryland Corporation	39,445,962	10,701	798,525,291
MZA	BlackRock MuniYield Arizona Fund, Inc.†	Maryland Corporation	4,543,959	1,612	99,829,622
PSW	BlackRock Preferred and Corporate Income
	Strategies Fund, Inc.†	Maryland Corporation	10,291,881	2,730	224,561,234
PSY	BlackRock Preferred Income
	Strategies Fund, Inc.†	Maryland Corporation	40,606,540	11,000	902,822,600

†	Denotes an AMPS Fund.

*	Includes amounts borrowed for investment purposes.

A-2

Appendix B

Compensation of the Board Members

     The Board Members who are not “interested persons,” as defined in the 1940 Act, (the “Independent Board Members”) receive retainer fees which includes meeting fees (up to six meetings per year) for Board and committee meetings and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Funds do not provide compensation to any Board Member who is an “interested person,” as defined in the 1940 Act. Information regarding compensation, including amounts deferred, paid to the Independent Board Members for each Fund’s most recent fiscal year is set forth below.

     Each Fund shall pay a pro rata portion quarterly (based on the relative net assets) of the following Board Member fees paid by the Funds in the Fund Complex for which they serve: (i) $250,000 per annum for each Independent Board Member as a retainer and (ii) $10,000 per day for each Independent Board Member for each special meeting of each Board in the Fund Complex for which they serve (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each Independent Board Member shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of each Board and any committee thereof. Mr. Cavanagh will receive an additional $120,000 per annum from the funds in the Fund Complex for acting as the Chair for each Board. Ms. Robards will receive an additional $40,000 per annum from the funds in the Fund Complex for acting as the Vice Chair for each Board. Mr. Fabozzi will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Performance Oversight Committee. Ms. Feldstein will receive an additional $20,000 per annum from the funds in the Fund Complex for acting as Chair of each Compliance Committee. Mr. Hubbard will receive an additional $10,000 per annum from the funds in the Fund Complex for acting as Chair of each Governance and Nominating Committee. Mr. Dixon, Mr. Fabozzi, Mr. Flynn, Mr. Kester, Ms. Robards and Mr. Salomon will each receive an additional $25,000 per annum from the funds in the Fund Complex for their service on each Audit Committee. Ms. Robards will receive an additional $35,000 per annum from the funds in the Fund Complex for acting as the Chair of each Audit Committee. The additional compensation payable to Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein, Mr. Flynn, Mr. Hubbard, Mr. Kester, Ms. Robards and Mr. Salomon will be allocated among the funds in the Fund Complex for which they serve based on their relative net assets.

     The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the Fund Complex may be deferred pursuant to the Fund Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in common shares of certain funds in the Fund Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such other funds in the Fund Complex for which they serve. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund. A fund may, however, elect to invest in common shares of those funds in the Fund Complex selected by the Independent Board Members in order to match its deferred compensation obligation. For the year ended December 31, 2007, the Funds supervised by the Boards reimbursed Independent Board Member expenses in an aggregate amount of $9,579.

     The table below sets forth the aggregate compensation paid to each Independent Board Member by each Fund during its most recently completed fiscal year (based on each Fund’s pre-amended fiscal year end).

Fund	Pre Amended FYE (1) (9) (10)	Post Amended FYE	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (7)	Jerrold B. Harris (7)	W. Carl Kester (7)	Karen P. Robards (7)	Robert S. Salomon Jr. (7)

ARK	28-Feb	N/A	$1,409	$1,047	$1,123	$1,028	$990	$952	$1,047	$952	$1,047	$1,333	$1,047
CII	31-Dec	31-Oct	$481	$357	$383	$351	$338	$325	$5,270	$325	$5,270	$6,315	$357
COY	31-May	28-Feb	$1,994	$1,482	$1,590	$1,455	$1,401	$1,347	$1,482	$1,347	$1,482	$1,886	$2,278
CYE	31-May	28-Feb	$2,124	$1,579	$1,694	$1,550	$1,493	$1,435	$1,579	$1,435	$1,579	$2,009	$2,399
DSU	28-Feb	N/A	$3,001	$2,231	$2,393	$2,190	$2,109	$2,028	$2,231	$2,028	$2,231	$2,839	$2,231
DVF	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
ECV	31-Dec	N/A	$574	$427	$458	$419	$403	$388	$5,817	$388	$5,817	$7,014	$427
EEF	31-Dec	N/A	$680	$505	$542	$496	$478	$459	$6,766	$459	$6,766	$8,227	$505
EGF	31-Dec	N/A	$391	$290	$311	$285	$274	$264	$4,598	$264	$4,598	$5,457	$290
FRA	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
FRB	28-Feb	N/A	$832	$618	$663	$607	$584	$562	$618	$562	$618	$787	$618
HYT	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,684
HYV	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,557
MCA	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,161
MEN	31-Jan	30-Apr	$1,454	$1,081	$1,159	$1,061	$1,022	$982	$1,081	$982	$1,081	$1,375	$3,502
MFL	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MFT	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MHD	30-Apr	N/A	$1,574	$1,170	$1,255	$1,148	$1,106	$1,063	$1,170	$1,063	$1,170	$1,489	$1,170
MHE	31-Dec	31-Aug	$54	$40	$43	$39	$38	$36	$40	$36	$40	$51	$40
MHN	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MIY	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MJI	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MNE	31-May	31-Jul	$436	$324	$347	$318	$306	$294	$324	$294	$324	$412	$324
MPA	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MQT	31-Oct	30-Apr	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,165
MQY	31-Oct	30-Apr	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,927
MUC	30-Jun	31-Jul	$4,240	$3,151	$3,380	$3,094	$2,979	$2,865	$3,151	$2,865	$3,151	$4,011	$4,751
MUE	30-Sep	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,707
MUH	31-Jul	30-Apr	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MUI	31-May	30-Apr	$4,056	$3,014	$3,233	$2,959	$2,850	$2,740	$3,014	$2,740	$3,014	$3,836	$3,014
MUJ	31-Jul	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MUS	30-Apr	N/A	$1,257	$934	$1,002	$917	$883	$849	$934	$849	$934	$1,189	$934
MVF	31-Aug	N/A	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MVT	31-Oct	30-Apr	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MYC	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,824
MYD	31-Oct	30-Apr	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,401
MYF	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,269
MYI	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,170
MYJ	30-Nov	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,355
MYM	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,149
MYN	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,958
MZA	31-Oct	31-Jul	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,637

Fund	Pre Amended FYE (1) (9) (10)	Post Amended FYE	Richard E. Cavanagh (2)	Kent Dixon (3)	Frank J. Fabozzi (4)	Kathleen F. Feldstein (5)	R. Glenn Hubbard (6)	G. Nicholas Beckwith III (7)	James T. Flynn (7)	Jerrold B. Harris (7)	W. Carl Kester (7)	Karen P. Robards (7)	Robert S. Salomon Jr. (7)

PSW	31-Oct	N/A	$—	$—	$—	$—	$—	$—	$6,344	$—	$6,344	$7,551	$—
PSY	31-Oct	N/A	$—	$—	$—	$—	$—	$—	$19,417	$—	$19,417	$24,255	$—

Total Compensation from Fund Complex (8)			$390,280	$299,365	$302,699	$251,005	$249,338	$119,817	$175,894	$123,567	$175,894	$221,763	$245,969

Number of Funds in Fund Complex Overseen by Board Member			110	110	110	110	110	109	109	109	109	109	109

(1)	Information is for the Fund’s most recent fiscal year.

(2)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $294,563 as of 12/31/07.

(3)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $230,925 as of 12/31/07.

(4)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $208,975 as of 12/31/07.

(5)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $84,532 as of 12/31/07.

(6)	Total amount of deferred compensation, including interest, payable to Board Member or accrued is $508,856 as of 12/31/07.

(7)	As of December 31, 2007 the Board Member did not participate in the deferred compensation plan.

(8)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2007. Of this amount, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein and Mr. Hubbard deferred $50,000, $50,000, $50,000, $30,000 and $193,502, respectively, pursuant to the Fund Complex’s deferred compensation plan.

(9)	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, the information reflected in this chart is for the pre-amended FYE.

(10)	Due to the board consolidation that occurred last year as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business and payment methodology change, reflected compensation may cover a service period in excess of twelve months.

(This page intentionally left blank)

Appendix C

Equity Securities Owned by Board Members

     The following table shows the amount of equity securities owned by the Board Members in the funds that they are nominated to oversee as of May 31, 2008, except as otherwise indicated.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Interested Board Members:
Richard S. Davis	BlackRock Debt	500	None	$1-$10,000	Over	—	—	Over
	Strategies Fund, Inc.				$100,000			$100,000

	BlackRock Diversified	500	None	$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Global	500	None	$1-$10,000		—	—
	Floating Rate
	Income Trust

	BlackRock	3,600	None	$50,001		—	—
	International Growth			-$100,000
	and Income Trust

	BlackRock Limited	500	None	$1-$10,000		—	—
	Duration Income Trust

	BlackRock Municipal	500	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Real	500	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock World	500	None	$1-$10,000		—	—
	Investment Trust

	The Massachusetts	500	None	$1-$10,000		—	—
	Health & Education
	Tax-Exempt Trust

Henry Gabbay	BlackRock Dividend	1,000	None	$10,001	Over	—	—	Over
	Achievers™ Trust			-$50,000	$100,000			$100,000

	BlackRock Global	500	None	$10,001		—	—
	Energy and			-$50,000
	Resources Trust

	BlackRock Health	550	None	$10,001		—	—
	Sciences Trust			-$50,000

	BlackRock	900	None	$10,001		—	—
	International Growth			-$50,000
	and Income Trust

	BlackRock Long-Term	1,600	None	$10,001		—	—
	Municipal Advantage			-$50,000
	Trust

	BlackRock Muni	1,400	None	$10,001		—	—
	New York Intermediate			-$50,000
	Duration Fund, Inc.

	BlackRock	1,400	None	$10,001		—	—
	MuniHoldings			-$50,000
	New York Insured
	Fund, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Interested Board Members:
(continued)
Henry Gabbay (continued)	BlackRock MuniYield	1,500	None	$10,001		—	—
	New York Insured			-$50,000
	Fund, Inc.

	BlackRock New York	1,300	None	$10,001		—	—
	Municipal Income			-$50,000
	Trust II

	BlackRock Real	950	None	$10,001		—	—
	Asset Equity Trust			-$50,000

	BlackRock S&P	840	None	$10,001		—	—
	Quality Rankings			-$50,000
	Global Equity
	Managed Trust

	BlackRock Strategic	1,000	None	$10,001		—	—
	Dividend Achievers™			-$50,000
	Trust

Independent Board Members:
G. Nicholas Beckwith, III	BlackRock Apex	102	None	$1-$10,000	$50,001	—	—	Over
	Municipal Fund, Inc.				-$100,000			$100,000

	BlackRock Broad	101	None	$1-$10,000		—	—
	Investment Grade
	2009 Term Trust Inc.

	BlackRock Core	102	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	104	None	$1-$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Corporate	104	None	$1-$10,000		—	—
	High Yield Fund
	III, Inc.

	BlackRock Corporate	104	None	$1-$10,000		—	—
	High Yield Fund V, Inc.

	BlackRock Corporate	104	None	$1-$10,000		715	$1-$10,000
	High Yield Fund VI, Inc.

	BlackRock Debt	103	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Diversified	103	None	$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Dividend	102	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	102	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	103	None	$1-$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	103	None	$1-$10,000		719	$1-$10,000
	Dividend Achievers™
	Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
G. Nicholas Beckwith, III	BlackRock Enhanced	100	None	$1-$10,000		—	—
(continued)	Equity Yield &
	Premium Fund, Inc.

	BlackRock Enhanced	103	None	$1-$10,000		—	—
	Equity Yield Fund, Inc.

	BlackRock Enhanced	102	None	$1-$10,000		—	—
	Government Fund, Inc.

	BlackRock Floating	103	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Floating	102	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Global	101	None	$1-$10,000		249	$1-$10,000
	Energy and
	Resources Trust

	BlackRock Global	103	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	103	None	$1-$10,000		529	$1-$10,000
	Floating Rate Income
	Trust

	BlackRock Global	102	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	102	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	103	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	103	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	102	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	102	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	101	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	103	None	$1-$10,000		450	$1-$10,000
	International Growth
	and Income Trust

	BlackRock Investment	102	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	103	None	$1-$10,000		517	$1-$10,000
	Duration Income
	Trust

	BlackRock Long-Term	101	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
G. Nicholas Beckwith, III	BlackRock Muni	101	None	$1-$10,000		—	—
(continued)	Intermediate Duration
	Fund, Inc.

	BlackRock MuniAssets	102	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock Municipal	101	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	101	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Income Trust II

	BlackRock	101	None	$1-$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock MuniVest	101	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniVest	102	None	$1-$10,000		—	—
	Fund II, Inc.

	BlackRock MuniYield	102	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Pennsylvania
	Insured Fund

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Quality Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Quality Fund II, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
G. Nicholas Beckwith, III	BlackRock Preferred	103	None	$1-$10,000		—	—
(continued)	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	103	None	$1-$10,000		474	$1-$10,000
	and Equity
	Advantage Trust

	BlackRock Preferred	103	None	$1-$10,000		501	$1-$10,000
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	103	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	102	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	101	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Senior	103	None	$1-$10,000		—	—
	High Income Fund, Inc.

	BlackRock Strategic	103	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	102	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

	BlackRock World	102	None	$1-$10,000		—	—
	Investment Trust

	The BlackRock	101	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	101	None	$1-$10,000		—	—
	Pennsylvania
	Strategic Municipal
	Trust

	The BlackRock	102	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

Richard E. Cavanagh	BlackRock Apex	100	None	$1-$10,000	Over	—	—	Over
	Municipal Fund, Inc.				$100,000			$100,000

	BlackRock Broad	100	None	$1-$10,000		—	—
	Investment Grade
	2009 Term Trust Inc.

	BlackRock Core	500	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	100	None	$1-$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Corporate	100	None	$1-$10,000		—	—
	High Yield Fund III, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Richard E. Cavanagh	BlackRock Corporate	100	None	$1-$10,000		—	—
(continued)	High Yield Fund V, Inc.

	BlackRock Corporate	100	None	$1-$10,000		3,774	$10,001
	High Yield Fund VI, Inc.						-$50,000

	BlackRock Debt	100	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Diversified	100	None	$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Dividend	100	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	100	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	100	None	$1-$10,000		3,611	$10,001
	Dividend Achievers™						-$50,000
	Trust

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Equity Yield &
	Premium Fund, Inc.

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Equity Yield Fund, Inc.

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Government Fund, Inc.

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Global	100	None	$1-$10,000		1,315	$10,001
	Energy and						-$50,000
	Resources Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	200	None	$1-$10,000		2,830	$10,001
	Floating Rate						-$50,000
	Income Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	100	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	100	None	$1-$10,000		—	—
	Income Shares

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Richard E. Cavanagh	BlackRock High	200	None	$1-$10,000		—	—
(continued)	Yield Trust

	BlackRock Income	100	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	500	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	200	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	100	None	$1-$10,000		2,637	$10,001
	International Growth						-$50,000
	and Income Trust

	BlackRock	500	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

	BlackRock Limited	100	None	$1-$10,000		2,701	$10,001
	Duration Income Trust						-$50,000

	BlackRock Long-Term	200	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock Muni	100	None	$1-$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniAssets Fund, Inc.

	BlackRock Municipal	300	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	300	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Income Trust II

	BlackRock	100	None	$1-$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Richard E. Cavanagh	BlackRock	100	None	$1-$10,000		—	—
(continued)	MuniHoldings
	Insured Fund II, Inc.

	BlackRock MuniVest	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniVest	100	None	$1-$10,000		—	—
	Fund II, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund, Inc.

	BlackRock MuniYield	100	None	$1-$10,000		—	—
	Quality Fund II, Inc.

	BlackRock New York	200	None	$1-$10,000		—	—
	Insured Municipal
	Income Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal 2018
	Term Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock New York	300	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock New York	100	None	$1-$10,000		—	—
	Municipal Income
	Trust II

	BlackRock Preferred	100	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	200	None	$1-$10,000		2,520	$10,001
	and Equity						-$50,000
	Advantage Trust

	BlackRock Preferred	100	None	$1-$10,000		2,630	$10,001
	Income Strategies						-$50,000
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real Asset	200	None	$1-$10,000		—	—
	Equity Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Richard E. Cavanagh	BlackRock S&P	100	None	$1-$10,000		—	—
(continued)	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Senior	100	None	$1-$10,000		—	—
	High Income
	Fund, Inc.

	BlackRock Strategic	300	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

	BlackRock World	100	None	$1-$10,000		—	—
	Investment Trust

	The BlackRock	100	None	$1-$10,000		—	—
	Insured Municipal
	2008 Term Trust, Inc.

	The BlackRock	100	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	100	None	$1-$10,000		—	—
	New York Insured
	Municipal 2008
	Term Trust

	The BlackRock	500	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

	The Massachusetts	100	None	$1-$10,000		—	—
	Health & Education
	Tax-Exempt Trust

Kent Dixon	BlackRock Broad	100	None	$1-$10,000	Over	—	—	Over
	Investment Grade				$100,000			$100,000
	2009 Term Trust Inc.

	BlackRock Core	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	—	None	—		2,725	$10,001
	High Yield Fund						-$50,000
	VI, Inc.

	BlackRock Dividend	3,000	None	$10,001		—	—
	Achievers™ Trust			-$50,000

	BlackRock	100	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	3,000	None	$10,001		2,622	$10,001
	Dividend Achievers™			-$50,000			-$50,000
	Trust

	BlackRock Florida	100	None	$1-$10,000		—	—
	Insured Municipal
	Income Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Kent Dixon	BlackRock Florida	100	None	$1-$10,000		—	—
(continued)	Investment Quality
	Municipal Trust

	BlackRock Florida	100	None	$1-$10,000		—	—
	Municipal 2020
	Term Trust

	BlackRock Florida	100	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock Florida	2,100	None	$10,001		—	—
	Municipal Income			-$50,000
	Trust

	BlackRock Global	1,500	None	$50,001		951	$10,001
	Energy and			-$100,000			-$50,000
	Resources Trust

	BlackRock Global	1,000	None	$10,001		—	—
	Equity Income Trust			-$50,000

	BlackRock Global	500	None	$1-$10,000		2,038	$10,001
	Floating Rate Income						-$50,000
	Trust

	BlackRock Global	3,000	None	$50,001		—	—
	Opportunities Equity			-$100,000
	Trust

	BlackRock Health	1,100	None	$10,001		—	—
	Sciences Trust			-$50,000

	BlackRock High	500	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	5,000	None	$10,001		—	—
	Yield Trust			-$50,000

	BlackRock Income	100	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	100	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	5,100	None	$50,001		—	—
	Municipal Income			-$100,000
	Trust

	BlackRock	2,000	None	$10,001		1,920	$10,001
	International Growth			-$50,000			-$50,000
	and Income Trust

	BlackRock Investment	100	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	1,000	None	$10,001		1,929	$10,001
	Duration Income			-$50,000			-$50,000
	Trust

	BlackRock Long-Term	100	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Kent Dixon	BlackRock Municipal	100	None	$1-$10,000		—	—
(continued)	2018 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	5,000	None	$50,001		—	—
	Bond Trust			-$100,000

	BlackRock Municipal	5,100	None	$50,001		—	—
	Income Trust			-$100,000

	BlackRock Municipal	100	None	$1-$10,000		—	—
	Income Trust II

	BlackRock Preferred	2,000	None	$10,001		1,820	$10,001
	and Equity Advantage			-$50,000			-$50,000
	Trust

	BlackRock Preferred	—	None	—		1,898	$10,001
	Income Strategies						-$50,000
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	1,000	None	$10,001		—	—
	Asset Equity Trust			-$50,000

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

	BlackRock World	1,000	None	$10,001		—	—
	Investment Trust			-$50,000

	The BlackRock	100	None	$1-$10,000		—	—
	Florida Insured
	Municipal 2008
	Term Trust

	The BlackRock	100	None	$1-$10,000		—	—
	Insured Municipal
	2008 Term Trust, Inc.

	The BlackRock	100	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	100	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

Frank J. Fabozzi	BlackRock Apex	10	None	$1-$10,000	$50,001	—	—	Over $100,000
	Municipal Fund, Inc.				-$100,000

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Frank J. Fabozzi	BlackRock Broad	10	None	$1-$10,000		—	—
(continued)	Investment Grade
	2009 Term Trust Inc.

	BlackRock Core	20	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	10	None	$1-$10,000		—	—
	High Yield Fund

	BlackRock Corporate	10	None	$1-$10,000		—	—
	High Yield Fund III

	BlackRock Corporate	10	None	$1-$10,000		—	—
	High Yield Fund V, Inc.

	BlackRock Corporate	—	None	—		2,960	$10,001
	High Yield Fund VI, Inc.						-$50,000

	BlackRock Debt	10	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Defined	10	None	$1-$10,000		—	—
	Opportunity Credit
	Trust

	BlackRock Diversified	10	None	$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Dividend	300	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	300	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	100	None	$1-$10,000		2,845	$10,001
	Dividend Achievers™						-$50,000
	Trust

	BlackRock Enhanced	10	None	$1-$10,000		—	—
	Government Fund, Inc.

	BlackRock Floating	10	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund Inc.

	BlackRock Floating	10	None	$1-$10,000		—	—
	Rate Income
	Strategies II
	Fund, Inc.

	BlackRock Global	100	None	$1-$10,000		1,020	$10,001
	Energy and						-$50,000
	Resources Trust

	BlackRock Global	300	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	100	None	$1-$10,000		2,200	$10,001
	Floating Rate						-$50,000
	Income Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Frank J. Fabozzi	BlackRock Global	100	None	$1-$10,000		—	—
(continued)	Opportunities
	Equity Trust

	BlackRock Health	100	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	100	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	10	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	10	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	2,010	None	$10,001		—	—
	Trust, Inc.			-$50,000

	BlackRock Insured	10	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	300	None	$1-$10,000		2,047	$10,001
	International Growth						-$50,000
	and Income Trust

	BlackRock Investment	10	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	100	None	$1-$10,000		2,096	$10,001
	Duration Income Trust						-$50,000

	BlackRock Long-Term	100	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock Muni	10	None	$1-$10,000		—	—
	Intermediate
	Duration Fund, Inc.

	BlackRock	10	None	$1-$10,000		—	—
	MuniAssets Fund, Inc.

	BlackRock Municipal	20	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	100	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	20	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	20	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	10	None	$1-$10,000		—	—
	Income Trust II

	BlackRock	10	None	$1-$10,000		—	—
	MuniEnhanced
	Fund, Inc.

	BlackRock	10	None	$1-$10,000		—	—
	MuniHoldings
	Fund, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Frank J. Fabozzi	BlackRock	10	None	$1-$10,000		—	—
(continued)	MuniHoldings
	Fund II, Inc.

	BlackRock	10	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock	10	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock MuniVest	10	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniVest	10	None	$1-$10,000		—	—
	Fund II, Inc.

	BlackRock MuniYield	10	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	10	None	$1-$10,000		—	—
	Insured Fund, Inc.

	Black Rock	10	None	$1-$10,000		—	—
	MuniYield
	Pennsylvania
	Insured Fund

	BlackRock MuniYield	10	None	$1-$10,000		—	—
	Quality Fund, Inc.

	BlackRock MuniYield	10	None	$1-$10,000		—	—
	Quality Fund II, Inc.

	BlackRock Preferred	10	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		1,974	$10,001-
	and Equity						$50,000
	Advantage Trust

	BlackRock Preferred	—	None	—		2,064	$10,001
	Income Strategies						-$50,000
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real Asset	100	None	$1-$10,000		—	—
	Equity Trust

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Senior	10	None	$1-$10,000		—	—
	High Income Fund, Inc.

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Bond Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Frank J. Fabozzi	BlackRock Strategic	100	None	$1-$10,000		—	—
(continued)	Dividend Achievers™
	Trust

	BlackRock World	100	None	$1-$10,000		—	—
	Investment Trust

	The BlackRock	10	None	$1-$10,000		—	—
	Insured Municipal
	2008 Term Trust, Inc.

	The BlackRock	10	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	100	None	$1-$10,000		—	—
	Pennsylvania Strategic
	Municipal Trust

	The BlackRock	100	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

Kathleen F. Feldstein	BlackRock Broad	64	None	$1-$10,000	$10,001	—	—	Over
	Investment Grade				-$50,000			$100,000
	2009 Term Trust Inc.

	BlackRock Core	65	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	—	None	—		1,451	$10,001
	High Yield Fund						-$50,000
	VI, Inc.

	BlackRock Dividend	62	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	104	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	124	None	$1-$10,000		1,420	$10,001
	Dividend Achievers™						-$50,000
	Trust

	BlackRock Global	50	None	$1-$10,000		512	$10,001
	Energy and						-$50,000
	Resources Trust

	BlackRock Global	103	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	65	None	$1-$10,000		1,066	$10,001
	Floating Rate Income						-$50,000
	Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	126	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	131	None	$1-$10,000		—	—
	Income Shares

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Kathleen F. Feldstein	BlackRock High	66	None	$1-$10,000		—	—
(continued)	Yield Trust

	BlackRock Income	64	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	62	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	60	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	105	None	$1-$10,000		987	$10,001
	International Growth						-$50,000
	and Income Trust

	BlackRock Investment	61	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	66	None	$1-$10,000		1,029	$10,001
	Duration Income						-$50,000
	Trust

	BlackRock Long-Term	107	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock Municipal	60	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	60	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	62	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	61	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	61	None	$1-$10,000		—	—
	Income Trust II

	BlackRock Preferred	113	None	$1-$10,000		967	$10,001
	and Equity Advantage						-$50,000
	Trust

	BlackRock Preferred	—	None	—		1,012	$10,001
	Income Strategies						-$50,000
	Fund, Inc.

	BlackRock Preferred	66	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	111	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	60	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Strategic	65	None	$1-$10,000	—	—
	Bond Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Kathleen F. Feldstein	BlackRock Strategic	62	None	$1-$10,000		—	—
(continued)	Dividend Achievers™
	Trust

	BlackRock World	130	None	$1-$10,000		—	—
	Investment Trust

	The BlackRock	59	None	$1-$10,000		—	—
	Insured Municipal
	2008 Term Trust, Inc.

	The BlackRock	57	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	61	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

James T. Flynn	BlackRock Corporate	—	None	—	$50,001	787	$1-$10,000	Over
	High Yield Fund				-$100,000			$100,000
	VI, Inc.

	BlackRock Enhanced	—	None	—		791	$1-$10,000
	Dividend Achievers™
	Trust

	BlackRock Global	—	None	—		274	$1-$10,000
	Energy and
	Resources Trust

	BlackRock Global	—	None	—		582	$1-$10,000
	Floating Rate
	Income Trust

	BlackRock	—	None	—		495	$1-$10,000
	International Growth
	and Income Trust

	BlackRock Limited	—	None	—		569	$1-$10,000
	Duration Income
	Trust

	BlackRock Preferred	—	None	—		521	$1-$10,000
	and Equity Advantage
	Trust

	BlackRock Preferred	—	None	—		551	$1-$10,000
	Income Strategies
	Fund, Inc.

	BlackRock Senior	6,783	None	$50,001		—	—
	Floating Rate			-$100,000
	Fund, Inc.

	BlackRock Senior	255	None	$1-$10,000		—	—
	Floating Rate
	Fund II, Inc.

Jerrold B. Harris	BlackRock Apex	100	None	$1-$10,000	$50,001	—	—	Over
	Municipal Fund, Inc.				-$100,000			$100,000

	BlackRock Broad	101	None	$1-$10,000		—	—
	Investment Grade
	2009 Term Trust, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Jerrold B. Harris	BlackRock Core	102	None	$1-$10,000		—	—
(continued)	Bond Trust

	BlackRock Corporate	103	None	$1-$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Corporate	103	None	$1-$10,000		—	—
	High Yield
	Fund III, Inc.

	BlackRock Corporate	103	None	$1-$10,000		—	—
	High Yield Fund V, Inc.

	BlackRock Corporate	103	None	$1-$10,000		715	$1-$10,000
	High Yield Fund VI, Inc.

	BlackRock Debt	102	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Diversified	102		$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Dividend	102	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock	102	None	$1-$10,000		—	—
	EcoSolutions
	Investment Trust

	BlackRock Enhanced	103	None	$1-$10,000		—	—
	Capital and Income
	Fund, Inc.

	BlackRock Enhanced	102	None	$1-$10,000		719	$1-$10,000
	Dividend Achievers™
	Trust

	BlackRock Enhanced	100	None	$1-$10,000		—	—
	Equity Yield &
	Premium Fund, Inc.

	BlackRock Enhanced	103	None	$1-$10,000		—	—
	Equity Yield Fund, Inc.

	BlackRock Enhanced	101	None	$1-$10,000		—	—
	Government Fund,
	Inc.

	BlackRock Floating	102	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Floating	102	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Global	233	None	$1-$10,000		249	$1-$10,000
	Energy and
	Resources Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Equity Income Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Jerrold B. Harris	BlackRock Global	102	None	$1-$10,000		529	$1-$10,000
(continued)	Floating Rate
	Income Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	102	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	103	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	102	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	102	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	101	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	100	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock	102	None	$1-$10,000		450	$1-$10,000
	International Growth
	and Income Trust

	BlackRock Investment	100	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	102	None	$1-$10,000		517	$1-$10,000
	Duration Income
	Trust

	BlackRock Long-Term	100	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock Maryland	100	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock Muni	100	None	$1-$10,000		—	—
	Intermediate Duration
	Fund, Inc.

	BlackRock	100	None	$1-$10,000		—	—
	MuniAssets Fund, Inc.

	BlackRock Municipal	101	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	101	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	102	None	$1-$10,000		—	—
	Income Trust II

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Jerrold B. Harris	BlackRock	101	None	$1-$10,000		—	—
(continued)	MuniEnhanced
	Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Fund II, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniHoldings
	Insured Fund II, Inc.

	BlackRock	101	None	$1-$10,000		—	—
	MuniVest Fund, Inc.

	BlackRock MuniVest	101	None	$1-$10,000		—	—
	Fund II, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Insured Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Quality Fund, Inc.

	BlackRock MuniYield	101	None	$1-$10,000		—	—
	Quality Fund II, Inc.

	BlackRock Preferred	102	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund

	BlackRock Preferred	102	None	$1-$10,000		474	$1-$10,000
	and Equity
	Advantage Trust

	BlackRock Preferred	102	None	$1-$10,000		501	$1-$10,000
	Income Strategies

	BlackRock Preferred	102	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	101	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Senior	102	None	$1-$10,000		—	—
	High Income Fund, Inc.

	BlackRock Strategic	102	None	$1-$10,000		—	—
	Bond Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Jerrold B. Harris	BlackRock Strategic	102	None	$1-$10,000		—	—
(continued)	Dividend Achievers™
	Trust

	BlackRock World	101	None	$1-$10,000		—	—
	Investment Trust

	BlackRock Insured	100	None	$1-$10,000		—	—
	Municipal Term
	Trust, Inc.

	BlackRock Strategic	102	None	$1-$10,000		—	—
	Municipal Trust

R. Glenn Hubbard	BlackRock Broad	128	None	$1-$10,000	$50,001	—	—	Over
	Investment Grade				-$100,000			$100,000
	Term Trust, Inc.

	BlackRock Core	126	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Corporate	—	None	—		6,766	$50,001
	High Yield Fund						-$100,000
	VI, Inc.

	BlackRock Dividend	124	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock Enhanced	124	None	$1-$10,000		6,443	$50,001
	Dividend Achievers™						-$100,000
	Trust

	BlackRock Global	236	None	$1-$10,000		2,319	$50,001
	Energy and						-$100,000
	Resources Trust

	BlackRock Global	103	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	130	None	$1-$10,000		5,033	$50,001
	Floating Rate						-$100,000
	Income Trust

	BlackRock Global	132	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	126	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	132	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	132	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	128	None	$1-$10,000		—	—
	Opportunity Trust, Inc.

	BlackRock Income	124	None	$1-$10,000		—	—
	Trust, Inc.

	BlackRock Insured	119	None	$1-$10,000		—	—
	Municipal Income Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
R. Glenn Hubbard	BlackRock	104	None	$1-$10,000		4,710	$50,001-
(continued)	International Growth						$100,000
	and Income Trust

	BlackRock Investment	121	None	$1-$10,000		—	—
	Quality Municipal
	Trust, Inc.

	BlackRock Limited	132	None	$1-$10,000		4,849	$50,001
	Duration Income Trust						-$100,000

	BlackRock Long-Term	107	None	$1-$10,000		—	—
	Municipal Advantage
	Trust

	BlackRock Municipal	120	None	$1-$10,000		—	—
	2018 Term Trust

	BlackRock Municipal	119	None	$1-$10,000		—	—
	2020 Term Trust

	BlackRock Municipal	123	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Municipal	122	None	$1-$10,000		—	—
	Income Trust

	BlackRock Municipal	122	None	$1-$10,000		—	—
	Income Trust II

	BlackRock New York	119	None	$1-$10,000		—	—
	Insured Municipal
	Income Trust

	BlackRock New York	119	None	$1-$10,000		—	—
	Investment Quality
	Municipal Trust, Inc.

	BlackRock New York	117	None	$1-$10,000		—	—
	Municipal 2018
	Term Trust

	BlackRock New York	120	None	$1-$10,000		—	—
	Municipal Bond Trust

	BlackRock New York	120	None	$1-$10,000		—	—
	Municipal Income
	Trust

	BlackRock New York	119	None	$1-$10,000		—	—
	Municipal Income
	Trust II

	BlackRock Preferred	113	None	$1-$10,000		4,516	$50,001
	and Equity						-$100,000
	Advantage Trust

	BlackRock Preferred	—	None	—		4,716	$50,001
	Income Strategies						-$100,000
	Fund, Inc.

	BlackRock Preferred	133	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	111	None	$1-$10,000		—	—
	Asset Equity Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
R. Glenn Hubbard	BlackRock S&P	120	None	$1-$10,000		—	—
(continued)	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Strategic	131	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	123	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

	BlackRock World	130	None	$1-$10,000		—	—
	Investment Trust

	The BlackRock	116	None	$1-$10,000		—	—
	Insured Municipal
	2008 Term Trust, Inc.

	The BlackRock	115	None	$1-$10,000		—	—
	Insured Municipal
	Term Trust, Inc.

	The BlackRock	116	None	$1-$10,000		—	—
	New York Insured
	Municipal 2008
	Term Trust

	The BlackRock	122	None	$1-$10,000		—	—
	Strategic Municipal
	Trust

W. Carl Kester	BlackRock Broad	100	None	$1-$10,000	Over	—	—	Over
	Investment Grade				$100,000			$100,000
	2009 Term Trust

	BlackRock Core	1,000	None	$10,001		—	—
	Bond Trust			-$50,000

	BlackRock Corporate	100	None	$1-$10,000		—	—
	High Yield Fund, Inc.

	BlackRock Corporate	100	None	$1-$10,000		—	—
	High Yield Fund
	III, Inc.

	BlackRock Corporate	100	None	$1-$10,000		—	—
	High Yield Fund V, Inc.

	BlackRock Corporate	—	None	—		429	$1-$10,000
	High Yield Fund VI, Inc.

	BlackRock Debt	100	None	$1-$10,000		—	—
	Strategies Fund, Inc.

	BlackRock Diversified	100	None	$1-$10,000		—	—
	Income Strategies
	Fund, Inc.

	BlackRock Dividend	100	None	$1-$10,000		—	—
	Achievers™ Trust

	BlackRock Enhanced	1,000	None	$10,001		—	—
	Capital and Income			-$50,000
	Fund, Inc.

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
W. Carl Kester	BlackRock Enhanced	—	None	—		432	$1-$10,000
(continued)	Dividend Achievers™
	Trust

	BlackRock Enhanced	500	None	$1-$10,000		—	—
	Equity Yield &
	Premium Fund, Inc.

	BlackRock Enhanced	500	None	$1-$10,000		—	—
	Equity Yield Fund, Inc.

	BlackRock Enhanced	1,000	None	$10,001		—	—
	Government Fund, Inc.			-$50,000

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund, Inc.

	BlackRock Floating	100	None	$1-$10,000		—	—
	Rate Income
	Strategies Fund II, Inc.

	BlackRock Global	—	None	—		149	$1-$10,000
	Energy and
	Resources Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Equity Income Trust

	BlackRock Global	—	None	—		317	$1-$10,000
	Floating Rate
	Income Trust

	BlackRock Global	100	None	$1-$10,000		—	—
	Opportunities Equity
	Trust

	BlackRock Health	100	None	$1-$10,000		—	—
	Sciences Trust

	BlackRock High	500	None	$1-$10,000		—	—
	Income Shares

	BlackRock High	100	None	$1-$10,000		—	—
	Yield Trust

	BlackRock Income	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Income	3,000	None	$10,001		—	—
	Trust, Inc.			-$50,000

	BlackRock	—	None	—		270	$1-$10,000
	International Growth
	and Income Trust

	BlackRock Limited	—	None	—		310	$1-$10,000
	Duration Income Trust

	BlackRock Preferred	100	None	$1-$10,000		—	—
	and Corporate
	Income Strategies
	Fund

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
W. Carl Kester	BlackRock Preferred	—	None	—		284	$1-$10,000
(continued)	and Equity
	Advantage Trust

	BlackRock Preferred	100	None	$1-$10,000		301	$1-$10,000
	Income Strategies
	Fund, Inc.

	BlackRock Preferred	100	None	$1-$10,000		—	—
	Opportunity Trust

	BlackRock Real	100	None	$1-$10,000		—	—
	Asset Equity Trust

	BlackRock S&P	100	None	$1-$10,000		—	—
	Quality Rankings
	Global Equity
	Managed Trust

	BlackRock Senior	1,000	None	$1-$10,000		—	—
	High Income Fund, Inc.

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Bond Trust

	BlackRock Strategic	100	None	$1-$10,000		—	—
	Dividend Achievers™
	Trust

	BlackRock World	1,000	None	$10,001		—	—
	Investment Trust			-$50,000

Karen P. Robards	BlackRock Corporate	—	None	—	Over	661	$1-$10,000	Over
	High Yield Fund VI, Inc.				$100,000			$100,000

	BlackRock Enhanced	1026	None	$10,001		—	—
	Capital and Income			-$50,000
	Fund, Inc.

	BlackRock Enhanced	—	None	—		665	$1-$10,000
	Dividend Achievers™
	Trust

	BlackRock Enhanced	912	None	$10,001		—	—
	Equity Yield Fund, Inc.			-$50,000

	BlackRock Global	400	None	$10,001		230	$1-$10,000
	Energy and			-$50,000
	Resources Trust

	BlackRock Global	—	None	—		489	$1-$10,000
	Floating Rate
	Income Trust

	BlackRock Health	500	None	$10,001		—	—
	Sciences Trust			-$50,000

	BlackRock	—	None	—		415	$1-$10,000
	International Growth
	and Income Trust

	BlackRock Limited	—	None	—		478	$1-$10,000
	Duration Income Trust

Name of Board Member	Fund Name	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or To Be Overseen by the Board Member in Fund Complex	Number of Share Equivalents (1)	Aggregate Dollar Range of Share Equivalents in Each Fund	Aggregate Dollar Range of Common Stock and Share Equivalents in all Funds

Independent Board Members:
(continued)
Karen P. Robards	BlackRock New York	750	None	$10,001		—	—
(continued)	Municipal 2018			-$50,000
	Term Trust

	BlackRock Preferred	675	None	$10,001		—	—
	and Corporate			-$50,000
	Income Strategies
	Fund

	BlackRock Preferred	—	None	—		438	$1-$10,000
	and Equity Advantage
	Trust

	BlackRock Preferred	690	None	$10,001		463	$1-$10,000
	Income Strategies			-$50,000
	Fund, Inc.

	BlackRock Real	700	None	$10,001		—	—
	Asset Equity Trust			-$50,000

	BlackRock New York	750	None	$10,001		—	—
	Insured Municipal			-$50,000
	2008 Term Trust

Robert S. Salomon, Jr.	None		None		None

(1)	Represents, as of May 31, 2008, the approximate number of share equivalents owned under the deferred compensation plan in each Fund by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan BlackRock International Growth and Income Trust, BlackRock Enhanced Dividend Achievers™ Trust, BlackRock Global Energy and Resources Trust, BlackRock Global Floating Rating Income Trust, BlackRock Limited Duration Income Trust, BlackRock Preferred and Equity Advantage Trust, BlackRock Corporate High Yield Fund VI, Inc. and BlackRock Preferred Income Strategies Fund, Inc. are eligible investments.

     As of July 14, 2008, all Board Members and officers as a group owned less than 1% of the outstanding shares of each Fund for which they are nominated to oversee.

     None of the Independent Board Members or their family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock as of May 31, 2008.

Appendix D

Meetings of the Boards

     During the most recent full fiscal year for each Fund listed in the table below, the Board met the following number of times:

	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Number of Board Meetings

Fund

ARK	28-Feb	N/A	6
CII	31-Dec	31-Oct	6
COY	31-May	28-Feb	6
CYE	31-May	28-Feb	6
DSU	28-Feb	N/A	6
DVF	31-Aug	N/A	6
ECV	31-Dec	N/A	6
EEF	31-Dec	N/A	6
EGF	31-Dec	N/A	6
FRA	31-Aug	N/A	6
FRB	28-Feb	N/A	7
HYT	31-Aug	N/A	5
HYV	31-Aug	N/A	5
MCA	31-Oct	31-Jul	5
MEN	31-Jan	30-Apr	5
MFL	31-Aug	N/A	6
MFT	31-Oct	31-Jul	5
MHD	30-Apr	N/A	7
MHE	31-Dec	31-Aug	6
MHN	31-Aug	N/A	6
MIY	31-Oct	31-Jul	5
MJI	31-Oct	31-Jul	5
MNE	31-May	31-Jul	6
MPA	31-Oct	31-Jul	5
MQT	31-Oct	30-Apr	5
MQY	31-Oct	30-Apr	5
MUC	30-Jun	31-Jul	6
MUE	30-Sep	31-Jul	5
MUH	31-Jul	30-Apr	6
MUI	31-May	30-Apr	6
MUJ	31-Jul	N/A	6
MUS	30-Apr	N/A	7
MVF	31-Aug	N/A	6
MVT	31-Oct	30-Apr	6
MYC	31-Oct	31-Jul	5
MYD	31-Oct	30-Apr	5
MYF	31-Oct	31-Jul	5
MYI	31-Oct	31-Jul	5
MYJ	30-Nov	31-Jul	4
MYM	31-Oct	31-Jul	5
MYN	31-Oct	31-Jul	5
MZA	31-Oct	31-Jul	5
PSW	31-Oct	N/A	5
PSY	31-Oct	N/A	5

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, the information reflected in this chart is for the pre-amended FYE.

     No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each committee of each Board on which the Board Member served.

D-1

(This page intentionally left blank)

Appendix E

Standing Committees of the Boards

     The business and affairs of each Fund are managed by or under the direction of its Board. The Board of each Fund has established the following standing committees.

     Audit Committee. Each Board has a standing Audit Committee comprised of Karen P. Robards, Kent Dixon, Frank J. Fabozzi, James T. Flynn, W. Carl Kester and Robert S. Salomon, Jr., each of whom is an Independent Board Member. The primary purposes of each Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements. The Audit Committees review the scope of the Funds’ audit, accounting and financial reporting policies and practices and internal controls. The Audit Committees approve, and recommend to the Independent Board Members for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firms. The Audit Committees also approve all audit and permissible non-audit services provided by the Funds’ independent registered public accounting firms to its manager or adviser and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting of the Fund. A copy of the Audit Committee Charter for each Fund is included in Appendix F.

     Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee. Each Governance and Nominating Committee is comprised of R. Glenn Hubbard, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and Kathleen F. Feldstein, each of whom is not an “interested persons” within the meaning of the 1940 Act.

     Each Governance and Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board, scheduling and organization of Board meetings, evaluating the structure and composition of the board and determining compensation of the Fund’s non-interested Board Members. Each Governance and Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. To have a candidate considered by the Governance and Nominating Committee, a shareholder must submit the recommendation in writing and must include:

  the name and record address of the shareholder, the class or series and number of shares of the Fund which are owned beneficially or of record by the shareholder, a description of all arrangements or understandings between the shareholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the shareholder, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

  the name, age, business address and residence address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Fund which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act.

     Such recommendation must be accompanied by a written consent of each proposed candidate to being named as a nominee and to serve as a director/trustee if elected. The Governance and Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. A copy of the Governance and Nominating Committee Charter for each Fund is included in Appendix F.

     Compliance Committee. Each Fund has a Compliance Committee composed of Kathleen F. Feldstein, G. Nicholas Beckwith, III, Richard E. Cavanagh, Jerrold B. Harris and R. Glenn Hubbard, each of whom is not an “interested persons” within the meaning of the 1940 Act. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the Board Members in acting independently of BlackRock Advisors in pursuing the best interests of the Funds and their shareholders, receiving information on and, where appropriate, recommending policies concerning the Funds’ compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Funds’ Chief Compliance Officer.

     Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of all of the Independent Board Members. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Board Members who are not “interested persons,” within the meaning of the 1940 Act, of the Funds in acting independently of BlackRock in pursuing the best interests of the Funds and their shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Funds, and reviewing with respect to the Funds: (a) whether the Funds have complied with their investment policies and restrictions as reflected in its prospectus and statement of additional information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters, and (e) other matters bearing on the Funds’ investment results.

     Executive Committee. Each Fund has an Executive Committee composed of Messrs. Cavanagh and Davis, which acts on behalf of the full Board on certain matters in the interval between meetings of the Board.

     Each Governance and Nominating Committee, each Audit Committee, each Compliance Committee and each Performance Oversight Committee met the following number of times for each Fund’s most recent fiscal year:

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meeting

ARK	28-Feb	N/A	5	3	2	2
CII	31-Dec	31-Oct	5	2	1	1
COY	31-May	28-Feb	5	3	3	3
CYE	31-May	28-Feb	5	3	3	3
DSU	28-Feb	N/A	5	3	2	2
DVF	31-Aug	N/A	6	1	0	0
ECV	31-Dec	N/A	5	2	1	1
EEF	31-Dec	N/A	5	2	1	1
EGF	31-Dec	N/A	5	2	1	1
FRA	31-Aug	N/A	6	1	0	0
FRB	28-Feb	N/A	6	3	2	2
HYT	31-Aug	N/A	6	1	0	0
HYV	31-Aug	N/A	6	1	0	0
MCA	31-Oct	31-Jul	6	1	0	0
MEN	31-Jan	30-Apr	5	2	1	1
MFL	31-Aug	N/A	7	1	0	0
MFT	31-Oct	31-Jul	5	1	0	0
MHD	30-Apr	N/A	5	3	2	2
MHE	31-Dec	31-Aug	5	1	1	1
MHN	31-Aug	N/A	7	1	0	0

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meeting

MIY	31-Oct	31-Jul	5	1	0	0
MJI	31-Oct	31-Jul	5	1	0	0
MNE	31-May	31-Jul	5	3	3	3
MPA	31-Oct	31-Jul	5	1	0	0
MQT	31-Oct	30-Apr	6	1	0	0
MQY	31-Oct	30-Apr	6	1	0	0
MUC	30-Jun	31-Jul	4	3	3	3
MUE	30-Sep	31-Jul	5	1	0	0
MUH	31-Jul	30-Apr	7	1	0	0
MUI	31-May	30-Apr	5	3	3	3
MUJ	31-Jul	N/A	7	1	0	0
MUS	30-Apr	N/A	5	3	2	2
MVF	31-Aug	N/A	7	1	0	0
MVT	31-Oct	30-Apr	6	1	0	0
MYC	31-Oct	31-Jul	6	1	0	0
MYD	31-Oct	30-Apr	6	1	0	0
MYF	31-Oct	31-Jul	6	1	0	0
MYI	31-Oct	31-Jul	6	1	0	0
MYJ	30-Nov	31-Jul	5	2	1	1
MYM	31-Oct	31-Jul	6	1	0	0
MYN	31-Oct	31-Jul	6	1	0	0
MZA	31-Oct	31-Jul	6	1	0	0
PSW	31-Oct	N/A	4	1	0	0
PSY	31-Oct	N/A	4	1	0	0

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, the information reflected in this chart is for the pre-amended FYE.

(This page intentionally left blank)

Appendix F

Joint Audit Committee Charter
of
The BlackRock Closed-End Funds

A. Background

     Each of the closed-end funds managed by BlackRock Advisors, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Trustees/Directors of the Fund is referred to as the “Board of Directors” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Audit Committee is referred to as the “Committee”.

B. Purposes of the Committee

     The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund, including:

     (1) the integrity of the Fund’s financial statements;

     (2) the Fund’s compliance with legal and regulatory requirements;

     (3) the qualifications and independence of the Fund’s independent auditors;

     (4) the performance of the Fund’s internal audit function provided by its investment advisor, administrator, pricing agent or other service providers; and

     (5) preparing for each Fund the report required to be included in its annual proxy statement, if any, by the rules of the Securities and Exchange Commission.

C. The Members of the Committee

     The Committee shall be composed of at least three members of the Board, each of whom is an Independent Director. No member of the Committee shall directly or indirectly receive any compensation from the Fund, except compensation for services as a member or officer of the Fund’s Board or a committee of the Board1. Members shall have no relationships with the Fund, BlackRock or the Fund’s administrator or custodian that may interfere with the exercise of their independence from management of the Fund. The members and the Committee chair will be elected by the full Board. The Chairman of the Board may designate an acting Chair in the absence of the Chair.

     Each member shall be “financially literate” as the Board interprets such qualification in its business judgment. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” (“ACFE”) as defined in Item 3 of Form N-CSR. The Board may presume that an ACFE has the requisite accounting or related financial management expertise. The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee.

     If a member simultaneously serves on the audit committees of more than three public companies, the Board shall determine whether such simultaneous service would impair the ability of such member to effectively serve on the Fund’s audit committee. The Board has determined that simultaneous service on the Committee of each Fund shall be deemed to be equivalent to service on the audit

[1]	For this purpose, compensation includes any compensation paid by a Fund or a subsidiary for services to a law firm, accounting firm, consulting firm, investment bank or financial advisory firm in which the Committee member is a partner, member, executive officer or holds a similar position.

committee of a single public company for purposes of this requirement and that such service does not impair the ability of a member to effectively serve on the Committee of any single Fund.

D. Chair; Functions of the Chair

     The Chair will have the following responsibilities:

     (1) The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     (2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

     (3) The Chair will coordinate with the chairs of other committees as appropriate.

     (4) The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     (5) At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

E. Meetings and Procedures of the Committee

     (1) The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     (2) The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     (3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

     (4) The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     (5) The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     (6) Meetings of the Committee will be open to all Independent Directors.

F. Duties and Responsibilities

     The Committee shall have the following duties and responsibilities:

     1. Engagement of Auditors. The Committee will approve the selection, retention, termination and compensation of the independent registered public accounting firm (the “independent accountants”) for the Fund.

     2. Auditor Reporting. The Committee will:

(a)	Be the representative of the Fund to which each independent accountant reports.

(b)	Have sole authority to hire and fire any independent accountant of the Fund.

(c)	Approve all audit engagement fees and terms for the Fund.

(d)	Consider and act upon (i) the provision by any independent accountant of any non-audit services for any Fund, and (ii) the provision by any independent accountant of non-audit services to Fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (the “Auditor Independence Regulations”) of the Securities and Exchange Commission. In furtherance of the foregoing, the Committee may from time to time adopt and provide oversight in respect of policies and procedures for non-audit engagements by independent accountant of the Fund.

3.	Independence of Auditors.

	(a)	Evaluate the independence and objectivity of the independent accountant and actively engage in a dialogue with them regarding matters that might reasonably be expected to affect their independence; in this connection, the Committee shall ensure receipt from the independent accountants at least annually of a formal written statement delineating all the relationships between them and the Fund, consistent with Independence Standards Board Standard No. 1.

	(b)	Provide oversight of BlackRock’s hiring policies for employees or former employees of the independent accountants and receive reports in respect thereof.

4.	Oversight.

	(a)	Meet with the Fund’s independent accountants, at least twice a year and more often if in its discretion, to review the conduct and results of each audit and discuss the Fund’s audited and unaudited financial statements; and in this connection discuss the matters stated in SAS 61 “Communications with Audit Committees,” as amended, and any other communications required to be discussed with the Committee pursuant to applicable laws, regulations, listing agreements and rules of any applicable SRO.

	(b)	Discuss with BlackRock its policies with respect to risk assessment and risk management.

	(c)	Meet periodically with the Fund’s independent accountants, the Fund’s principal executive officer and the Fund’ principal financial officer, and internal auditors in separate executive sessions as the Committee deems necessary or advisable.

	(d)	Review any issues raised by the independent accountants or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response; evaluate the independent auditor’s qualifications and performance (including the performance of the lead partner); resolve disagreements between management and the independent accountants regarding financial reporting.

	(e)	Provide oversight of procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund and its affiliates and service providers of concerns about accounting or auditing matters pertaining to the Fund.

	(f)	Provide oversight in respect of reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty.

	(g)	Provide oversight in respect of any legal matters brought to the Committee’s attention that may have a material impact on the Fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee.

	(h)	Receive reports from each independent accountant engaged by the Fund describing (i) any material issues raised by the most recent internal quality control review, peer review or Public Company Accounting Oversight Board examination of the auditing firm and any steps taken to deal with such issues, and (ii) any material issues raised by any inquiry or investigations by governmental or professional authorities of the auditing firm since the most recent report and any steps taken to deal with such issues.

	(i)	Discuss generally the Fund’s earnings press releases, as applicable, and financial information and earnings guidance provided to analysts and ratings agencies.

	(j)	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities or as specifically delegated to the Committee by the Board.

5.	Reports.

	(a)	Prepare and approve the audit committee report required by Item 306 of Regulation S-K for proxy statements relating to the election of directors/trustees.

	(b)	Report to the Board on a regular basis.

6.	Other. Take such other actions as the Committee deems necessary or desirable to fulfill its purpose as described above.

G. Resources

     The Committee may retain independent legal counsel or other advisers as it determines to be necessary or advisable to perform its duties. The Fund shall provide appropriate funding (as determined by the Committee) for the Committee to carry out its duties and its responsibilities, including:

     (1) for payment of compensation to the Fund’s independent accountants or any other public accounting firm providing audit, review or attest services for the Fund;

     (2) for payment of compensation to any special counsel and other advisors employed by the Committee;

     (3) for the ordinary administrative expenses of the Committee; and

     (4) for continuing education programs to enable Committee members to keep abreast of industry and regulatory development and to gain continuing insights to best practices of audit committees.

     In performing its duties the Committee may consult, as it deems appropriate, with the members of the Board, officers and employees of the Fund, the investment adviser, the Fund’s counsel and the Fund’s other service providers.

H. Self-Assessment; Amendment of Charter

     The Committee shall, on an annual basis, assess its performance. The Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The independence of Committee members and satisfaction of the requirements to serve on the Committee shall be affirmed annually.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

     Note: Solely for the sake of clarity and simplicity, this Joint Audit Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee, Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Joint Governance and Nominating Committee Charter
of the BlackRock Closed-End Funds

I. Background

     Each of the closed-end trusts managed by BlackRock Advisors, LLC or its affiliates (collectively, “BlackRock”) is referred to as the “Fund”; the Board of Directors/Trustees of the Fund is referred to as the “Board of Directors” and its members are referred to as the “Directors”; and the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Fund are referred to as the “Independent Directors”. The Board of Directors, including at least a majority of the Independent Directors, has adopted this Charter. The Governance and Nominating Committee is referred to as the “Committee”.

J. Purpose of the Committee

     The purposes of the Committee are to:

     (1) support the Independent Directors in pursuing the best interests of the Fund and its shareholders,

     (2) identify individuals qualified to serve as Independent Directors,

     (3) advise the Board of Directors with respect to Board composition, procedures and committees (other than the Audit Committee),

     (4) oversee periodic self-assessments of the Board of Directors and committees of the Board of Directors (other than the Audit Committee),

     (5) monitor corporate governance matters and make recommendations in respect thereof to the Board of Directors,

     (6) act as the administrative committee with respect to Board of Directors policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Directors, and

     (7) Review and make recommendations in respect of Independent Director Compensation.

K. Composition of the Committee

     The Committee will have at least three members, all of whom will be Independent Directors. The members and the Chair of the Committee will be determined annually by vote of the Independent Directors. The Chairman of the Board may designate an acting chair in the absence of the Chair.

L. Chair; Functions of the Chair

     (1) The Chair will have the following responsibilities:

     (2) The Chair will preside at all meetings of the Committee. Any designated alternate will preside in the Chair’s absence.

     (3) The Chair will be responsible for reviewing and providing direction on meeting agendas.

     (4) The Chair will coordinate with the chairs of other committees as appropriate.

     (5) The Chair, reflecting the views of Committee members, will engage BlackRock in a dialogue on the scope and contents of materials furnished to the Committee.

     (6) The Chair will assist in identifying and bringing to the attention of the Chairman of the Board issues that should be considered by the Board of Directors, the Independent Directors or any other committee.

     (7) At meetings of the Board of Directors the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

     (8) The Chair will coordinate with counsel for the Funds on matters requiring legal advice, and will coordinate with counsel to the Independent Directors on matters involving conflicts of interest with BlackRock.

M. Meetings and Procedures of the Committee

     (1) The Committee will generally meet on a quarterly basis, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

     (2) The Committee may determine its own rules of procedure, which shall be consistent with the charter document of the Fund, the Bylaws of the Fund and this Charter.

     (3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Directors required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by the Fund’s charter, bylaws or applicable law.

     (4) The Committee may request that any Director, officer or employee of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

     (5) The Committee shall cause to be kept written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund.

     (6) Meetings of the Committee will be open to all Independent Directors.

N. Particular Actions of the Committee

     (1) Board Candidates and Nominees. The Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

1.	Make recommendations as to the Independent Directors’ criteria for evaluating potential nominees. (The present criteria are attached as Annex A.)

2.	Recommend Independent Director nominees for election by the shareholders or appointment by the Board. In assessing candidates for the office of Independent Director the Committee shall give appropriate weight to the criteria referred to in clause (a).

3.	Review the suitability for continued service as a director of each Independent Director when his or her term expires and at such other times as the Committee deems necessary or appropriate, and to recommend whether or not the Independent Director should be re-nominated.

     (2) Board Composition and Procedures. The Committee shall have the following goals and responsibilities with respect to the composition and procedures of the Board as a whole:

1.	Review periodically with the Board the size and composition of the Board as a whole and recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Directors required by law.

2.	Make recommendations on the frequency and structure of Board meetings.

3.	Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

4.	Make recommendations on the requirements for, and means of, Board orientation and training.

5.	Act as the administrative committee under the Trustee’s Fee Deferral Plan.

6.	Make recommendations as to the Independent Directors’ compensation.

     (3) Corporate Governance. The following shall be the goals and responsibilities of the Committee with respect to governance matters:

1.	Consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board giving appropriate weight to relevant factors including industry “best practices”.

2.	Monitor compliance with, and act as the administrative committee with respect to, the provisions of the Code of Ethics pursuant to Rule 17j-1(c) under the 1940 Act as they apply to the Independent Directors.

3.	Provide oversight of Fund counsel.

     (4) Board Committees. The following shall be the goals and responsibilities of the Committee with respect to the committee structure of the Board. The following provisions shall not apply to the Audit Committee, which will be supervised by the Board:

1.	Make recommendations to the Board regarding the size and composition of each committee of the Board, including the identification of individuals to serve as members of a committee, and recommend individual Directors to fill any vacancy that might occur on a committee.

2.	Monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation or elimination of committees, the orientation of committee members, the annual review performed, if any, by each committee.

3.	Recommend that the Board establish such special committees as may be desirable or necessary from time to time.

     (5) Self-Assessment of the Board. The Committee shall be responsible for overseeing the annual self-assessment of the Board. The Committee shall address all matters that the Committee considers relevant to the Board’s performance.

     The Committee shall report to the Board on the results of its evaluation, including any recommended amendments to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s policies or procedures.

O. Self-Assessment of the Committee

     The Committee shall, on an annual basis, assess its performance. The Committee shall address matters that the Committee considers relevant to its performance.

     The Committee shall report to the Board on an annual basis on the results of its evaluation, including any recommended amendments to this Charter, and any recommended changes to the Fund’s or the Board’s policies or procedures. This report may be written or oral.

     The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

P. Consultants; Investigations and Studies; Outside Advisers

     The Committee will have authority, upon consultation with the Chairman of the Board, to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the

Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Fund’s independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

     Note: Solely for the sake of clarity and simplicity, this Joint Governance and Nominating Committee Charter has been drafted as if there is a single Fund, a single Performance Oversight Committee, a single Audit Committee, a single Governance and Nominating Committee, a single Compliance Committee and a single Board. The terms “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee,” and “Compliance Committee” and “Board” mean each “Performance Oversight Committee,” “Audit Committee,” “Governance and Nominating Committee” and “Compliance Committee” and “Board” as it relates to its respective Fund, unless the context otherwise requires. Each Performance Oversight Committee, Audit Committee, Governance and Nominating Committee and Compliance Committee and Board of each Fund shall act separately and in the best interests of its respective Fund.

Appendix G

Officers of the Funds

     The officers of each Fund, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the tables below. The address of each officer is BlackRock, Inc., 40 E. 52nd Street, New York, NY 10022.

     Officers receive no compensation from the Funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Boards.

     Each officer is an “interested person” of the Funds, as defined in the 1940 Act, by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Information Pertaining to the Officers

		Length of Time Served	Principal Occupation(s) During Past 5 Years
Name, Address and Year of Birth	Position(s) Held with Funds

Donald C. Burke	President of the Funds except	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street	MFL, MYF, MFT and MPA and		since 2006; Formerly Managing
New York, NY 10022	Chief Executive Officer of		Director of Merrill Lynch Investment
	the Funds		Managers, L.P. (“MLIM”) and Fund
1960			Asset Management, L.P. (“FAM”) in
2006; First Vice President thereof
from 1997 to 2005; Treasurer thereof
from 1999 to 2006 and Vice
President thereof from 1990 to 1997.

Anne F. Ackerley	Vice President of the Funds	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			since 2000 and First Vice President
New York, NY 10022			and Chief Operating Officer of
Mergers and Acquisitions Group from
1962			1997 to 2000; First Vice President
and Chief Operating Officer of Public
Finance Group thereof from 1995 to
1997; First Vice President of
Emerging Markets Fixed Income
Research of Merrill Lynch & Co., Inc.
from 1994 to 1995.

Neal J. Andrews	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street	of the Funds		since 2006; Formerly Senior Vice
New York, NY 10022			President and Line of Business Head
of Fund Accounting and
1966			Administration at PFPC Inc. from
1992 to 2006.

Jay M. Fife	Treasurer of the Funds	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			since 2007 and Director in 2006;
New York, NY 10022			Formerly Assistant Treasurer of the
MLIM/FAM-advised Funds from 2005
1970			to 2006; Director of MLIM Fund
Services Group from 2001 to 2006.

G-1

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian P. Kindelan	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the
40 East 52nd Street	of the Funds		BlackRock-advised Funds since 2007;
New York, NY 10022			Anti-Money Laundering Officer of the
Funds since 2007; Managing Director
1959			and Senior Counsel of BlackRock, Inc.
since 2005; Director and Senior
Counsel of BlackRock Advisors, Inc.
from 2001 to 2004 and Vice President
and Senior Counsel thereof from 1998
to 2000; Senior Counsel of The PNC
Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary of the Funds	Since 2007	Managing Director of BlackRock, Inc.
40 East 52nd Street			and General Counsel of U.S. Funds at
New York, NY 10022			BlackRock, Inc. since 2006; Formerly
General Counsel (U.S.) of Goldman
1965			Sachs Asset Management, L.P. from
1993 to 2006.

Richard S. Davis	President of MFL, MYF,	Since 2007	Managing Director, BlackRock, Inc.
40 East 52nd Street	MFT and MPA		since 2005; Formerly Chief Executive
New York, NY 10022			Officer, State Street Research &
Management Company from 2000 to
1945			2005; Formerly Chairman of the
Board of Trustees, State Street
Research Mutual Funds from 2000 to
2005; Formerly Chairman, SSR Realty
from 2000 to 2004.

G-2

Appendix H

Audit Fees, Audit Related Fees, Tax Fees and All Other Fees
to Independent Registered Public Accountants

Audit Fees and Audit Related Fees

			Audit Fees		Audit Related Fees

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	46,300	41,300	—	8,000
CII	31-Dec	31-Oct	37,000	37,000	8,000	8,000
COY	31-May	28-Feb	41,000	38,850	—	8,000
CYE	31-May	28-Feb	41,000	38,850	—	8,000
DSU	28-Feb	N/A	46,300	45,500	—	8,000
DVF	31-Aug	N/A	38,500	38,500	—	8,000
ECV	31-Dec	N/A	32,500	32,500	—	—
EEF	31-Dec	N/A	32,500	32,500	—	—
EGF	31-Dec	N/A	33,500	33,500	—	—
FRA	31-Aug	N/A	39,900	39,900	—	8,000
FRB	28-Feb	N/A	46,300	40,200	—	8,000
HYT	31-Aug	N/A	38,500	38,500	—	8,000
HYV	31-Aug	N/A	38,500	38,500	—	8,000
MCA	31-Oct	31-Jul	55,450	30,600	3,500	3,500
MEN	31-Jan	30-Apr	28,000	28,500	3,500	3,500
MFL	31-Aug	N/A	32,600	32,600	3,500	3,500
MFT	31-Oct	31-Jul	51,350	26,500	3,500	3,500
MHD	30-Apr	N/A	29,000	29,400	3,500	3,500
MHE	31-Dec	31-Aug	23,000	22,500	3,500	3,500
MHN	31-Aug	N/A	30,500	30,500	3,500	3,500
MIY	31-Oct	31-Jul	53,350	28,500	3,500	3,500
MJI	31-Oct	31-Jul	51,350	26,500	3,500	3,500
MNE	31-May	31-Jul	27,100	26,800	3,500	3,500
MPA	31-Oct	31-Jul	51,350	26,500	3,500	3,500
MQT	31-Oct	30-Apr	52,850	28,000	3,500	3,500
MQY	31-Oct	30-Apr	55,450	30,600	3,500	3,500
MUC	30-Jun	31-Jul	57,350	32,500	3,500	3,500
MUE	30-Sep	31-Jul	53,350	32,000	3,500	3,500
MUH	31-Jul	30-Apr	51,350	26,500	3,500	3,500
MUI	31-May	30-Apr	32,300	32,500	3,500	3,500
MUJ	31-Jul	N/A	52,850	28,000	3,500	3,500
MUS	30-Apr	N/A	29,000	29,400	3,500	3,500
MVF	31-Aug	N/A	30,500	30,500	3,500	3,500
MVT	31-Oct	30-Apr	52,850	28,000	3,500	3,500
MYC	31-Oct	31-Jul	52,850	28,000	3,500	3,500
MYD	31-Oct	30-Apr	57,450	32,600	3,500	3,500
MYF	31-Oct	31-Jul	52,350	27,500	3,500	3,500
MYI	31-Oct	31-Jul	57,350	32,500	3,500	3,500
MYJ	30-Nov	31-Jul	52,850	28,000	3,500	3,500
MYM	31-Oct	31-Jul	51,350	26,500	3,500	3,500
MYN	31-Oct	31-Jul	55,450	30,600	3,500	3,500
MZA	31-Oct	31-Jul	50,350	25,500	3,500	3,500
PSW	31-Oct	N/A	38,900	38,900	3,500	3,500
PSY	31-Oct	N/A	41,000	41,000	3,500	3,500

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the pre-amended FYE.

Tax Fees and All Other Fees

			Tax Fees		All Other Fees

Fund	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	6,100	6,100	1,049	—
CII	31-Dec	31-Oct	6,100	6,000	1,042	—
COY	31-May	28-Feb	6,100	6,100	1,049	—
CYE	31-May	28-Feb	6,100	6,100	1,049	—
DSU	28-Feb	N/A	6,100	6,100	1,049	—
DVF	31-Aug	N/A	6,100	6,000	1,042	—
ECV	31-Dec	N/A	6,100	6,000	1,042	—
EEF	31-Dec	N/A	6,100	6,000	1,042	—
EGF	31-Dec	N/A	6,100	6,000	1,042	—
FRA	31-Aug	N/A	6,100	6,000	1,042	—
FRB	28-Feb	N/A	6,100	6,100	1,049	—
HYT	31-Aug	N/A	6,100	6,000	1,042	—
HYV	31-Aug	N/A	6,100	6,000	1,042	—
MCA	31-Oct	31-Jul	6,100	6,000	1,042	—
MEN	31-Jan	30-Apr	6,100	6,100	1,049	—
MFL	31-Aug	N/A	6,100	6,000	1,042	—
MFT	31-Oct	31-Jul	6,100	6,000	1,042	—
MHD	30-Apr	N/A	6,100	6,100	1,049	—
MHE	31-Dec	31-Aug	6,100	6,000	1,042	—
MHN	31-Aug	N/A	6,100	6,000	1,042	—
MIY	31-Oct	31-Jul	6,100	6,000	1,042	—
MJI	31-Oct	31-Jul	6,100	6,000	1,042	—
MNE	31-May	31-Jul	6,100	6,100	1,049	—
MPA	31-Oct	31-Jul	6,100	6,000	1,042	—
MQT	31-Oct	30-Apr	6,100	6,000	1,042	—
MQY	31-Oct	30-Apr	6,100	6,000	1,042	—
MUC	30-Jun	31-Jul	6,100	6,000	—	—
MUE	30-Sep	31-Jul	6,100	6,000	1,042	—
MUH	31-Jul	30-Apr	6,100	6,000	—	—
MUI	31-May	30-Apr	6,100	6,100	1,049	—
MUJ	31-Jul	N/A	6,100	6,000	—	—
MUS	30-Apr	N/A	6,100	6,100	1,049	—
MVF	31-Aug	N/A	6,100	6,000	1,042	—
MVT	31-Oct	30-Apr	6,100	6,000	1,042	—
MYC	31-Oct	31-Jul	6,100	6,000	1,042	—
MYD	31-Oct	30-Apr	6,100	6,000	1,042	—
MYF	31-Oct	31-Jul	6,100	6,000	1,042	—
MYI	31-Oct	31-Jul	6,100	6,000	1,042	—
MYJ	30-Nov	31-Jul	6,100	6,000	1,042	—
MYM	31-Oct	31-Jul	6,100	6,000	1,042	—
MYN	31-Oct	31-Jul	6,100	6,000	1,042	—
MZA	31-Oct	31-Jul	6,100	6,000	1,042	—
PSW	31-Oct	N/A	6,100	6,000	1,042	—
PSY	31-Oct	N/A	6,100	6,000	1,042	—

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the pre-amended FYE.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

			Audit-Related Fees ($)		Tax Fees		All Other Fees ($)

Fund	Pre- Amended Fiscal Year End†	Post- Amended Fiscal Year End	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)

ARK	28-Feb	N/A	287,500	1,739,500	—	—	—	—
CII	31-Dec	31-Oct	284,500	1,739,500	—	—	—	—
COY	31-May	28-Feb	287,500	1,739,500	—	—	—	—
CYE	31-May	28-Feb	287,500	1,739,500	—	—	—	—
DSU	28-Feb	N/A	287,500	1,739,500	—	—	—	—
DVF	31-Aug	N/A	284,500	1,739,500	—	—	—	—
ECV	31-Dec	N/A	284,500	1,739,500	—	—	—	—
EEF	31-Dec	N/A	284,500	1,739,500	—	—	—	—
EGF	31-Dec	N/A	284,500	1,739,500	—	—	—	—
FRA	31-Aug	N/A	284,500	1,739,500	—	—	—	—
FRB	28-Feb	N/A	287,500	1,739,500	—	—	—	—
HYT	31-Aug	N/A	284,500	1,739,500	—	—	—	—
HYV	31-Aug	N/A	284,500	1,739,500	—	—	—	—
MCA	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MEN	31-Jan	30-Apr	287,500	1,739,500	—	—	—	—
MFL	31-Aug	N/A	284,500	1,739,500	—	—	—	—
MFT	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MHD	30-Apr	N/A	287,500	1,739,500	—	—	—	—
MHE	31-Dec	31-Aug	284,500	1,739,500	—	—	—	—
MHN	31-Aug	N/A	284,500	1,739,500	—	—	—	—
MIY	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MJI	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MNE	31-May	31-Jul	287,500	1,739,500	—	—	—	—
MPA	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MQT	31-Oct	30-Apr	284,500	1,739,500	—	—	—	—
MQY	31-Oct	30-Apr	284,500	1,739,500	—	—	—	—
MUC	30-Jun	31-Jul	1,735,000	1,227,000	—	—	—	—
MUE	30-Sep	31-Jul	284,500	1,739,500	—	—	—	—
MUH	31-Jul	30-Apr	225,000	1,409,500	—	—	—	—
MUI	31-May	30-Apr	287,500	1,739,500	—	—	—	—
MUJ	31-Jul	N/A	225,000	1,409,500	—	—	—	—
MUS	30-Apr	N/A	287,500	1,739,500	—	—	—	—
MVF	31-Aug	N/A	284,500	1,739,500	—	—	—	—
MVT	31-Oct	30-Apr	284,500	1,739,500	—	—	—	—
MYC	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MYD	31-Oct	30-Apr	284,500	1,739,500	—	—	—	—
MYF	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MYI	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MYJ	30-Nov	31-Jul	284,500	1,739,500	—	—	—	—
MYM	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MYN	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
MZA	31-Oct	31-Jul	284,500	1,739,500	—	—	—	—
PSW	31-Oct	N/A	284,500	1,739,500	—	—	—	—
PSY	31-Oct	N/A	284,500	1,739,500	—	—	—	—

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the pre-amended FYE.

Aggregate non-audit fees for services provided to the Fund, its investment adviser, and its Affiliated Service Providers, regardless of whether pre-approval was required:

	Pre-Amended Fiscal Year End†	Post-Amended Fiscal Year End	Aggregate Non-Audit Fees ($)

			Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Fund

ARK	28-Feb	N/A	294,649	3,047,017
CII	31-Dec	31-Oct	299,642	3,085,450
COY	31-May	28-Feb	288,549	2,993,417
CYE	31-May	28-Feb	288,549	2,993,417
DSU	28-Feb	N/A	294,649	3,047,017
DVF	31-Aug	N/A	291,642	3,112,500
ECV	31-Dec	N/A	291,642	3,077,450
EEF	31-Dec	N/A	291,642	3,077,450
EGF	31-Dec	N/A	291,642	3,077,450
FRA	31-Aug	N/A	291,642	3,112,500
FRB	28-Feb	N/A	284,649	3,047,017
HYT	31-Aug	N/A	291,642	3,112,500
HYV	31-Aug	N/A	291,642	3,112,500
MCA	31-Oct	31-Jul	295,142	2,928,083
MEN	31-Jan	30-Apr	298,149	3,060,933
MFL	31-Aug	N/A	295,142	3,108,000
MFT	31-Oct	31-Jul	295,142	2,928,083
MHD	30-Apr	N/A	292,049	3,005,683
MHE	31-Dec	31-Aug	295,142	3,080,950
MHN	31-Aug	N/A	295,142	3,108,000
MIY	31-Oct	31-Jul	295,142	2,928,083
MJI	31-Oct	31-Jul	295,142	2,928,083
MNE	31-May	31-Jul	292,049	2,988,917
MPA	31-Oct	31-Jul	295,142	2,928,083
MQT	31-Oct	30-Apr	295,142	2,928,083
MQY	31-Oct	30-Apr	295,142	2,928,083
MUC	30-Jun	31-Jul	2,970,500	2,819,300
MUE	30-Sep	31-Jul	295,142	3,059,750
MUH	31-Jul	30-Apr	716,433	2,196,250
MUI	31-May	30-Apr	292,049	2,988,917
MUJ	31-Jul	N/A	716,433	2,196,250
MUS	30-Apr	N/A	292,049	3,005,683
MVF	31-Aug	N/A	295,142	3,108,000
MVT	31-Oct	30-Apr	295,142	2,928,083
MYC	31-Oct	31-Jul	295,142	2,928,083
MYD	31-Oct	30-Apr	295,142	2,928,083
MYF	31-Oct	31-Jul	295,142	2,928,083
MYI	31-Oct	31-Jul	295,142	2,928,083
MYJ	30-Nov	31-Jul	295,142	3,147,617
MYM	31-Oct	31-Jul	295,142	2,928,083
MYN	31-Oct	31-Jul	295,142	2,928,083
MZA	31-Oct	31-Jul	295,142	2,928,083
PSW	31-Oct	N/A	295,142	2,928,083
PSY	31-Oct	N/A	295,142	2,928,083

†	The fiscal year end (FYE) for certain Funds was amended at a meeting of the Boards in May 2008. However, all information provided in this appendix, unless otherwise noted, is for the pre-amended FYE.

Appendix I

5% Share Ownership

     As of May 31, 2008, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Investor	Address	Shares Held	% Held

CII	Doliver Capital Advisors, Inc.*	6363 Woodway, Suite 963	637,800	5.23%
		Houston, Texas 77057

COY	Morgan Stanley*	1585 Broadway	2,315,630	6.70%
		New York, New York 10036

CYE	Claymore Securities, Inc.*	250 North Rock Road Suite 150	3,809,589	10.21%
		Wichita, Kansas 67206

CYE	First Trust Portfolios L.P.*	1001 Warrenville Road	3,120,997	8.36%
		Lisle, Illinois 60532

DVF	First Trust Portfolios L.P.*	1001 Warrenville Road	1,263,509	10.38%
		Lisle, Illinois 60532

ECV	First Trust Portfolios L.P.*	1001 Warrenville Road	1,115,865	6.31%
		Lisle, Illinois 60532

EEF	First Trust Portfolios L.P.*	1001 Warrenville Road	1,097,104	5.24%
		Lisle, Illinois 60532

EGF	First Trust Portfolios L.P.*	1001 Warrenville Road	982,073	8.01%
		Lisle, Illinois 60532

FRA	First Trust Portfolios L.P.*	1001 Warrenville Road	1,299,592	7.10%
		Lisle, Illinois 60532

FRA	Claymore Securities, Inc.	250 North Rock Road Suite 150	942,883	5.15%
		Wichita, Kansas 67206

FRB	First Trust Portfolios L.P.*	1001 Warrenville Road	841,480	8.02%
		Lisle, Illinois 60532

FRB	Claymore Securities, Inc.*	250 North Rock Road Suite 150	907,941	8.65%
		Wichita, Kansas 67206

HYT	First Trust Portfolios L.P.*	1001 Warrenville Road	3,262,515	9.25%
		Lisle, Illinois 60532

HYV	First Trust Portfolios L.P.*	1001 Warrenville Road	3,035,733	9.21%
		Lisle, Illinois 60532

HYV	Claymore Securities, Inc.*	250 North Rock Road Suite 150	3,067,570	9.31%
		Wichita, Kansas 67206

MUS	Karpus Management, Inc.*	183 Sully’s Trail	659,412	5.12%
		Pittsford, New York 14534

PSW	Spectrum Asset Management, Inc.*	2 High Ridge Park	857,000	8.33%
		Stamford, Connecticut 06905

PSY	Spectrum Asset Management, Inc.*	2 High Ridge Park	3,453,500	8.50%
		Stamford, Connecticut 06905

*	Indicates record holders that do not beneficially hold the shares.

I-1

(This page intentionally left blank)

Appendix J

Section 16 Filings

Late Forms Relating to the Fund’s Most Recently Concluded Fiscal Year*

Number of Late Reports and
Fund	Filing Person	Number of Related Transactions

CYE	Jeff Gary	One Form 4, relating to two transactions, and one Form 3
	James Keenan	One Form 3
	Scott Amero	One Form 3
	Frank J. Fabozzi	One Form 4, relating to one transaction

HYV	James Keenan	One Form 3
	Jeff Gary	One Form 3
	Kevin Booth	One Form 3
	Scott Amero	One Form 3

HYT	James Keenan	One Form 3
	Jeff Gary	One Form 3
	Kevin Booth	One Form 3
	Scott Amero	One Form 3

COY	James Keenan	One Form 3
	Jeff Gary	One Form 3
	Kevin Booth	One Form 3
	Scott Amero	One Form 3
	Frank J. Fabozzi	One Form 4, relating to one transaction

DSU	Mark J. Williams	One Form 3

DVF	Mark J. Williams	One Form 3

CII	Jonathan Clark	One Form 3

EGF	Andrew Phillips	One Form 3
	Colm Murtagh	One Form 3
	Eric Pelliciarro	One Form 3
	Jack Hattem	One Form 3
	Stuart Spodek	One Form 3

FRB	Kevin Booth	One Form 3
	Mark J. Williams	One Form 3

FRA	Mark J. Williams	One Form 3

MUI	Theodore R. Jaeckel, Jr.	One Form 3
	Timothy T. Browse	One Form 3
	Walter O’Connor	One Form 3
	Frank J. Fabozzi	One Form 4, relating to one transaction

MNE	Theodore R. Jaeckel, Jr.	One Form 3

MEN	Michael Kalinoski	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MUC	Theodore R. Jaeckel, Jr.	One Form 3

MFL	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MUH	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MHD	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MUE	Robert Sneeden	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

J-1

Number of Late Reports and
Fund	Filing Person	Number of Related Transactions

MUS	Robert Sneeden	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3
	Frank J. Fabozzi	One Form 4, relating to one transaction

MUJ	Theodore R. Jaeckel, Jr.	One Form 3

MHN	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MVT	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3
	Fred Stuebe	One Form 4, relating to one transaction

MVF	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MZA	Michael Kalinoski	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3

MYC	Theodore R. Jaeckel, Jr.	One Form 3

MCA	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MYF	Robert Sneeden	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MFT	Robert Sneeden	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MYD	Walter O’Connor	One Form 3

MYI	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MYM	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MIY	Fred Stuebe	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MYJ	Walter O’Connor	One Form 3

MJI	Walter O’Connor	One Form 3

MYN	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MPA	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MQT	Michael Kalinoski	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

MQY	Michael Kalinoski	One Form 3
	Theodore R. Jaeckel, Jr.	One Form 3
	Walter O’Connor	One Form 3

PSW	Daniel I. Chen	One Form 3
	Scott Amero	One Form 3

PSY	Daniel I. Chen	One Form 4, relating to three transactions, and one Form 3
	John D. Burger	One Form 3
	Scott Amero	Two Form 4s, relating to 32 transactions, and one Form 3

ARK	Mark J. Williams	One Form 3

MHE	Robert Sneeden	One Form 3
	Walter O’Connor	One Form 3

*	Funds with a fiscal year end of June 30 or earlier.

J-2

Appendix K

Additional Section 16 Information

Late Forms Relating to the Period Between the Close of the Fund’s
Most Recently Concluded Fiscal Year and the Date of this Proxy Statement*

Number of Late Reports and
Fund	Filing Person	Number of Related Transactions

HYV	Frank J. Fabozzi	One Form 4, relating to one transaction

HYT	W. Carl Kester	One Form 4, relating to one transaction

DSU	Frank J. Fabozzi	One Form 4, relating to one transaction

DVF	Frank J. Fabozzi	One Form 4, relating to one transaction

EGF	Frank J. Fabozzi	One Form 4, relating to one transaction

FRB	Frank J. Fabozzi	One Form 4, relating to one transaction

FRA	Frank J. Fabozzi	One Form 4, relating to one transaction

MEN	Frank J. Fabozzi	One Form 4, relating to one transaction

MUH	Frank J. Fabozzi	One Form 4, relating to one transaction

MUE	Frank J. Fabozzi	One Form 4, relating to one transaction

MUJ	Fred Stuebe	One Form 3

MVT	Frank J. Fabozzi	One Form 4, relating to one transaction

MVF	Frank J. Fabozzi	One Form 4, relating to one transaction

MYD	Frank J. Fabozzi	One Form 4, relating to one transaction

MYI	Frank J. Fabozzi	One Form 4, relating to one transaction

MYJ	Fred Stuebe	One Form 3

MJI	Fred Stuebe	One Form 3

MPA	Frank J. Fabozzi	One Form 4, relating to one transaction

MQT	Frank J. Fabozzi	One Form 4, relating to one transaction

MQY	Frank J. Fabozzi	One Form 4, relating to two transactions

PSW	Frank J. Fabozzi	One Form 4, relating to one transaction

PSY	Scott Amero	Two Form 4s, relating to 26 transactions
	W. Carl Kester	One Form 4, relating to one transaction

ARK	Frank J. Fabozzi	One Form 4, relating to one transaction

*	Funds with a fiscal year end after June 30.

K-1

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder- Meeting to Be Held on September 12, 2008

BlackRock Closed-End Funds

Registration Here (For formatting: top of this box should be at lateral marker 2)

The control number below will allow you to access proxy information for all investments connected with this Meeting.
YOUR PROXY CONTROL NUMBER
123456789XXX

Dear Shareholder,	August 1, 2008

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and by other means described below. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials available to you include a proxy statement and proxy card.

The proxy statement is available at www.proxyonline.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 4th to facilitate timely delivery.

The Annual Meeting of Shareholders on September 12, 2008 at 1:30 p.m. Eastern Time will be held at the offices of BlackRock Advisors, LLC, Park Avenue Plaza, 55 East 52nd Street, 11th Floor, New York, New York 10055. That Meeting will be held for the following purposes:

1. To elect Nominees to each Fund’s Board of Trustees / Directors; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees / Directors recommends a vote FOR all Nominees.

You may attend the Meeting and vote your shares at that time. If you cannot attend or do not wish to attend the Meeting, please obtain proxy materials via one of the methods listed below and cast your vote promptly so that your shares may be represented.

Thank you in advance for your participation.

Sincerely,

Howard Surloff
Secretary of the Funds

Please address any correspondence regarding this matter to: BlackRock Closed-End Funds, P.O. Box 238, Lyndhurst, NJ 07021-9902

All proxy materials including the proxy statement can be obtained using one of the methods listed below.

INTERNET

Log-on to the secure voting site www.proxyonline.com using the control number listed above. There you may review the proxy materials, request a hard copy of the materials and/or enter your voting instructions. There you may also indicate your instructions to receive all future proxy materials from this issuer via mail or e-mail.

E-MAIL

To request a copy of the proxy materials send an e-mail with your control number in the subject line to: mailproxy@proxyonline.com (To receive hard copies via the mail) or emailproxy@proxyonline.com (To receive electronic copies via e-mail). To elect either method above for all future proxy materials from this issuer please type “Permanent Request” in the body of the e-mail.

PHONE

Call toll-free 1-800-820-2412 and reference the control number listed above to request a copy of the proxy materials. Proxy representatives will be ready to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

SHAREHOLDER PRIVACY: Please note that no personal information other than the control number listed above is required to request proxy materials and/or issue your proxy voting instructions.

If you have any questions about obtaining proxy materials, please contact us at the number above.

BLACKROCK CLOSED-END FUNDS

                ** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in one of the BlackRock closed-end funds, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on 9/12/08

Proxy Materials Available

•  Proxy Statement & Proxy Card

PROXY MATERIALS - VIEW OR RECEIVE
You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before 9/2/08.

HOW TO VIEW MATERIALS VIA THE INTERNET Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET      - www.proxyvote.com
2) BY TELEPHONE  - 1-800-579-1639
3) BY E-MAIL*          - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual
Meeting Date:	9/12/08
Meeting Time:	1:30p.m.
For holders as of:	7/14/08

Meeting Location:

BlackRock Advisors, LLC
11th Floor
Park Avenue Plaza
55 East 52nd Street
New York, NY 10055

How To Vote

Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

Voting items
The Board of Directors recommends that you vote "For" the proposal. 1. TO ELECT BOARD MEMBER NOMINEES 01) W. Carl Kester 02) Frank J. Fabozzi

Voting items

The Board of Directors recommends that you vote "For" the proposal

1. TO ELECT BOARD MEMBER NOMINEES

    01) G. Nicholas Beckwith, III

    02) Kent Dixon

    03) R. Glenn Hubbard

    04) Robert S. Salomon, Jr.

    05) Richard S. Davis

    06) James T. Flynn

    07) Karen P. Robards

    08) Richard E. Cavanagh

    09) Kathleen F. Feldstein

    10) Henry Gabbay

    11) Jerrold B. Harris

Voting items

The Board of Trustees recommends that you vote "For" the proposal.

1. TO ELECT BOARD MEMBER NOMINEES

    01) G. Nicholas Beckwith, III

    02) Kent Dixon

    03) R. Glenn Hubbard

    04) W. Carl Kester

    05) Robert S. Salomon, Jr.

    06) Richard S. Davis

    07) Frank J. Fabozzi

    08) James T. Flynn

    09) Karen P. Robards

    10) Richard E. Cavanagh

    11) Kathleen F. Feldstein

    12) Henry Gabbay

    13) Jerrold B. Harris

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. TO ELECT BOARD MEMBER NOMINEES

    01) G. Nicholas Beckwith, III

    02) Kent Dixon

    03) R. Glenn Hubbard

    04) Robert S. Salomon, Jr.

    05) Richard S. Davis

    06) James T. Flynn

    07) Karen P. Robards

    08) Richard E. Cavanagh

    09) Kathleen F. Feldstein

    10) Henry Gabbay

    11) Jerrold B. Harris

Voting items

The Board Members responsible for your fund recommend that you vote "For" the proposal.

1. TO ELECT BOARD MEMBER NOMINEES

    01) G. Nicholas Beckwith, III

    02) Kent Dixon

    03) R. Glenn Hubbard

    04) W. Carl Kester

    05) Robert S. Salomon, Jr.

    06) Richard S. Davis

    07) Frank J. Fabozzi

    08) James T. Flynn

    09) Karen P. Robards

    10) Richard E. Cavanagh

    11) Kathleen F. Feldstein

    12) Henry Gabbay

    13) Jerrold B. Harris

Voting Instructions

(FUND NAME HERE)
(appropriate share class name listed here)
Proxy Ballot for Annual Meeting of Shareholders – September 12, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne Ackerley, Donald Burke and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on July 14, 2008 at the Annual Meeting of Shareholders of the Fund to be held on September 12, 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS
OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

(FUND NAME HERE)

Proxy Ballot for Annual Meeting of Shareholders – September 12, 2008

Vote by Phone, by Mail or via the Internet!		Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint
CALL:	To vote your proxy by phone, call	tenants, both should sign. When signing as attorney, executor,
	1-866-437-4675 and enter the 12-digit	administrator, trustee, or guardian, please give full title as such. If
	control number found on the reverse	a corporation, please sign in full corporate name by president or
	side of this Proxy Ballot. This touch-	other authorized officer. If a partnership, please sign in
	tone voting line is available 24 hours a	partnership name by authorized person.
day, seven days a week.
Please mark your vote on the reverse of this Proxy Ballot.
LOG-ON:	To vote on the Internet go to
www.proxyonline.com and enter the
12-digit control number found on the
	reverse side of this Proxy Ballot.	Shareholder sign here

MAIL:	To vote your proxy by mail, check the
appropriate voting box on the reverse
	side of this Proxy Ballot, sign and	Joint owner sign here
date the ballot and return it in the
enclosed postage-paid envelope or
mail to: The Altman Group, P.O. Box
	238, Lyndhurst, NJ 07071.	Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(FUND NAME HERE)

CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO
THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.
	FOR ALL	ABSTAIN ALL
	|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	ABSTAIN
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)

(FUND NAME HERE)
(appropriate share class name listed here)
Proxy Ballot for Annual Meeting of Shareholders – September 12, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne Ackerley, Donald Burke and Jay Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the above named fund held of record by the undersigned on July 14, 2008 at the Annual Meeting of Shareholders of the Fund to be held on September 12, 2008 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR THE PROPOSAL.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO
VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS
OR POSTPONEMENTS THEREOF.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

(FUND NAME HERE)

Proxy Ballot for Annual Meeting of Shareholders – September 12, 2008

Vote by Phone, by Mail or via the Internet!		Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint
CALL:	To vote your proxy by phone, call	tenants, both should sign. When signing as attorney, executor,
	1-866-437-4675 and enter the 12-digit	administrator, trustee, or guardian, please give full title as such. If
	control number found on the reverse	a corporation, please sign in full corporate name by president or
	side of this Proxy Ballot. This touch-	other authorized officer. If a partnership, please sign in
	tone voting line is available 24 hours a	partnership name by authorized person.
day, seven days a week.
Please mark your vote on the reverse of this Proxy Ballot.
LOG-ON:	To vote on the Internet go to
www.proxyonline.com and enter the
12-digit control number found on the
	reverse side of this Proxy Ballot.	Shareholder sign here

MAIL:	To vote your proxy by mail, check the
appropriate voting box on the reverse
	side of this Proxy Ballot, sign and	Joint owner sign here
date the ballot and return it in the
enclosed postage-paid envelope or
mail to: The Altman Group, P.O. Box
	238, Lyndhurst, NJ 07071.	Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

(FUND NAME HERE)

CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO
THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST “FOR” EACH NOMINEE. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

To vote the proxy for all nominees in the same manner, please use the boxes below.
	FOR ALL	ABSTAIN ALL
	|_|	|_|

To vote for each nominee individually, please use these boxes.

1. TO ELECT BOARD MEMBER NOMINEES	FOR	ABSTAIN
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|
(Nominee name here)	|_|	|_|

(BARCODE HERE)	(TAGID HERE)	(CUSIP HERE)